UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.   )

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Teligent, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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TELIGENT, INC.

105 Lincoln Avenue, PO Box 687

Buena, New Jersey 08310

April 8, 2016

To Our Stockholders:

You are cordially invited to attend the 2016 annual meeting of stockholders of Teligent, Inc. to be held at 10:00 a.m. local time on May 25, 2016, at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., 666 Third Avenue, New York, NY 10017.

Details regarding the meeting, the business to be conducted at the meeting, and information about Teligent, Inc. that you should consider when you vote your shares are described in this proxy statement.

At the annual meeting, seven persons will be elected to our Board of Directors. In addition, we will ask stockholders to approve the Teligent, Inc. 2016 Equity Incentive Plan, to ratify the selection of EisnerAmper LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2016 and to approve, on an advisory basis, the compensation of our named executive officers, as disclosed in this proxy statement. The Board of Directors recommends the approval of each of the proposals. Such other business will be transacted as may properly come before the annual meeting.

Under Securities and Exchange Commission rules that allow companies to furnish proxy materials to stockholders over the Internet, we have elected to deliver our proxy materials to the majority of our stockholders over the Internet. This delivery process allows us to provide stockholders with the information they need, while at the same time conserving natural resources and lowering the cost of delivery. On April 8, 2016, we began sending to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our proxy statement for our 2016 annual meeting of stockholders and our 2015 annual report to stockholders. The Notice also provides instructions on how to vote online or by telephone and includes instructions on how to receive a paper copy of the proxy materials by mail.

We hope you will be able to attend the annual meeting. Whether you plan to attend the annual meeting or not, it is important that you cast your vote either in person or by proxy. You may vote over the Internet as well as by telephone or by mail. When you have finished reading the proxy statement, you are urged to vote in accordance with the instructions set forth in this proxy statement. We encourage you to vote by proxy so that your shares will be represented and voted at the meeting, whether or not you can attend.

Thank you for your continued support of Teligent, Inc. We look forward to seeing you at the annual meeting.

Sincerely,

Jason Grenfell-Gardner
President and Chief Executive Officer

TELIGENT, INC.

105 Lincoln Avenue, PO Box 687

Buena, New Jersey 08310

NOTICE OF 2016 ANNUAL MEETING OF STOCKHOLDERS

TIME: 10:00 a.m. local time

DATE: May 25, 2016

PLACE: Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., 666 Third Avenue, NY, NY 10017

PURPOSES:

1.	To elect seven directors to serve one-year terms until the 2017 annual meeting;

2.	To approve the Teligent, Inc. 2016 Equity Incentive Plan;

3.	To ratify the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016;

4.	To approve, by an advisory vote, the compensation of our named executive officers, as disclosed in this proxy statement; and

5.	To transact such other business that is properly presented at the annual meeting and any adjournments or postponements thereof.

WHO MAY VOTE:

You may vote if you were the record owner of Teligent, Inc. common stock at the close of business on March 30, 2016. A list of stockholders of record will be available at the annual meeting and during the 10 days prior to the annual meeting at our principal executive office, which is located at 105 Lincoln Avenue, PO Box 687, Buena, New Jersey 08310.

All stockholders are cordially invited to attend the annual meeting. Whether you plan to attend the annual meeting or not, we urge you to vote and submit your proxy by the Internet, telephone or mail in order to ensure the presence of a quorum. You may change or revoke your proxy at any time before it is voted at the meeting.

BY ORDER OF THE BOARD OF DIRECTORS

Jenniffer Collins
Corporate Secretary

TELIGENT, INC.

105 Lincoln Avenue, PO Box 687

Buena, New Jersey 08310

PROXY STATEMENT FOR THE TELIGENT, INC.

2016 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 25, 2016

This proxy statement, along with the accompanying notice of 2016 annual meeting of stockholders, contains information about the 2016 annual meeting of stockholders of Teligent, Inc., including any adjournments or postponements of the annual meeting. We are holding the annual meeting at 10:00 a.m. local time, on May 25, 2016, at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., 666 Third Avenue, New York, NY 10017.

In this proxy statement, we refer to Teligent, Inc. as “Teligent,” “the Company,” “we” and “us.”

This proxy statement relates to the solicitation of proxies by our Board of Directors for use at the annual meeting.

On or about April 8, 2016, we began sending the Important Notice Regarding the Availability of Proxy Materials to all stockholders entitled to vote at the annual meeting.

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IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
STOCKHOLDER MEETING TO BE HELD ON MAY 25, 2016

This proxy statement and our 2015 annual report to stockholders are available for viewing, printing and downloading at www.proxyvote.com. To view these materials, please have your 12-digit control number(s) available that appears on your Notice or proxy card. On this website, you can also elect to receive future distributions of our proxy statements and annual reports to stockholders by electronic delivery.

Additionally, you can find a copy of our Annual Report on Form 10-K, which includes our financial statements for the fiscal year ended December 31, 2015, on the website of the Securities and Exchange Commission, or the SEC, at www.sec.gov, or in the “SEC Filings” section of the “Investor Relations” section of our website at www.teligent.com. You may also obtain a printed copy of our Annual Report on Form 10-K, including our financial statements, free of charge, from us by sending a written request to: Jenniffer Collins, Teligent, Inc., 105 Lincoln Avenue, PO Box 687, Buena, New Jersey 08310. You may also request a copy by emailing us at investorrelations@teligent.com. Exhibits will be provided upon written request and payment of an appropriate processing fee.

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IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why is the Company Soliciting My Proxy?

The Board of Directors of Teligent, Inc. is soliciting your proxy to vote at the 2016 annual meeting of stockholders to be held at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., on May 25, 2016, at 10:00 a.m. local time and any adjournments of the meeting, which we refer to as the annual meeting. The proxy statement, along with the accompanying Notice of Annual Meeting of Stockholders, summarizes the purposes of the meeting and the information you need to know to vote at the annual meeting.

We have made available to you on the Internet or have sent you this proxy statement, the Notice of Annual Meeting of Stockholders, the proxy card and a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2015 because you owned shares of Teligent common stock on the record date. The Company intends to commence distribution of the Important Notice Regarding the Availability of Proxy Materials, which we refer to throughout this proxy statement as the Notice, and, if applicable, the proxy materials to stockholders on or about April 8, 2016.

Why Did I Receive a Notice in the Mail Regarding the Internet Availability of Proxy Materials Instead of a Full Set of Proxy Materials?

As permitted by the rules of the U.S. Securities and Exchange Commission, or the SEC, we may furnish our proxy materials to our stockholders by providing access to such documents on the Internet, rather than mailing printed copies of these materials to each stockholder. Most stockholders will not receive printed copies of the proxy materials unless they request them. We believe that this process should expedite stockholders’ receipt of proxy materials, lower the costs of the annual meeting and help to conserve natural resources. If you received a Notice by mail or electronically, you will not receive a printed or email copy of the proxy materials, unless you request one by following the instructions included in the Notice. Instead, the Notice instructs you as to how you may access and review all of the proxy materials and submit your proxy on the Internet. If you requested a paper copy of the proxy materials, you may authorize the voting of your shares by following the instructions on the proxy card, in addition to the other methods of voting described in this proxy statement.

Who Can Vote?

Only stockholders who owned our common stock at the close of business on March 30, 2016 are entitled to vote at the annual meeting. On this record date, there were 53,058,273 shares of our common stock outstanding and entitled to vote. Our common stock is our only class of voting stock.

You do not need to attend the annual meeting to vote your shares. Shares represented by valid proxies, received in time for the annual meeting and not revoked prior to the annual meeting, will be voted at the annual meeting. For instructions on how to change or revoke your proxy, see “May I Change or Revoke My Proxy?” below.

How Many Votes Do I Have?

Each share of our common stock that you own entitles you to one vote.

How Do I Vote?

Whether you plan to attend the annual meeting or not, we urge you to vote by proxy. All shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via the Internet or telephone. You may specify whether your shares should be voted for or withheld for each nominee for director and whether your shares should be voted for, against or abstain with respect to each of the other proposals. If you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with the Board of Directors’ recommendations as noted below. Voting by proxy will not affect your right to attend the annual meeting. If your shares are registered directly in your name through our stock transfer agent, American Stock Transfer and Trust Company, or you have stock certificates registered in your name, you may vote:

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•	By the Internet or by telephone. Follow the instructions included in the proxy card to vote by the Internet or telephone.

•	By mail. If you received a proxy card by mail, you can vote by mail by completing, signing, dating and returning the proxy card as instructed on the card. If you sign the proxy card but do not specify how you want your shares voted, they will be voted in accordance with the Board of Directors’ recommendations as noted below.

•	In person at the meeting. If you attend the meeting, you may deliver a completed proxy card in person or you may vote by completing a ballot, which will be available at the meeting.

Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. Eastern Time on May 24, 2016.

If your shares are held in “street name” (held in the name of a bank, broker or other holder of record), you will receive instructions from the holder of record. You must follow the instructions of the holder of record in order for your shares to be voted. Telephone and Internet voting also will be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you plan to vote your shares in person at the annual meeting, you should contact your broker or agent to obtain a legal proxy or broker’s proxy card and bring it to the annual meeting in order to vote.

How Does the Board of Directors Recommend That I Vote on the Proposals?

The Board of Directors recommends that you vote as follows:

•	“FOR” the election of the nominees for director;

•	“FOR” the approval of the Teligent, Inc. 2016 Equity Incentive Plan;

•	“FOR” the ratification of the selection of EisnerAmper LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2016; and

•	“FOR” the compensation of our named executive officers, as disclosed in this proxy statement.

If any other matter is presented at the annual meeting, your proxy provides that your shares will be voted by the proxy holder listed in the proxy in accordance with his or her best judgment. At the time this proxy statement was first made available, we knew of no matters that needed to be acted on at the annual meeting, other than those discussed in this proxy statement.

May I Change or Revoke My Proxy?

If you give us your proxy, you may change or revoke it at any time before the annual meeting. You may change or revoke your proxy in any one of the following ways:

•	if you received a proxy card, by signing a new proxy card with a date later than your previously delivered proxy and submitting it as instructed above;

•	by re-voting by the Internet or by telephone as instructed above;

•	by notifying the Corporate Secretary of Teligent in writing before the annual meeting that you have revoked your proxy; or

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•	by attending the annual meeting in person and voting in person. Attending the annual meeting in person will not in and of itself revoke a previously submitted proxy. You must specifically request at the annual meeting that it be revoked.

Your most current vote, whether by telephone, the Internet or proxy card, is the one that will be counted.

What if I Receive More Than One Notice or Proxy Card?

You may receive more than one Notice or proxy card if you hold shares of our common stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described above under “How Do I Vote?” for each account to ensure that all of your shares are voted.

Will My Shares be Voted if I Do Not Vote?

If your shares are registered in your name or if you have stock certificates, they will not be counted if you do not vote as described above under “How Do I Vote?” If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your shares as described above, the bank, broker or other nominee that holds your shares has the authority to vote your unvoted shares only on the ratification of the appointment of our independent registered public accounting firm (Proposal 3 of this proxy statement) without receiving instructions from you.. Therefore, we encourage you to provide voting instructions to your bank, broker or other nominee. This ensures your shares will be voted at the annual meeting and in the manner you desire. A “broker non-vote” will occur if your broker cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter or because your broker chooses not to vote on a matter for which it does have discretionary voting authority.

Your bank, broker or other nominee does not have the ability to vote your uninstructed shares in the election of directors. Therefore, if you hold your shares in street name, it is critical that you cast your vote if you want your vote to be counted for the election of directors (Proposal 1 of this proxy statement). In the past, if you held your shares in street name and you did not indicate how you wanted your shares to be voted in the election of directors, your bank, broker or other nominee was allowed to vote your shares on your behalf in the election of directors as it deemed appropriate. In addition, your bank, broker or other nominee is prohibited from voting your uninstructed shares on any matters related to executive compensation or the approval of the Teligent, Inc. 2016 Equity Incentive Plan. Thus, if you hold your shares in street name and you do not instruct your bank, broker or other nominee how to vote in the election of directors, matters related to executive compensation, or the approval of the Teligent, Inc. 2016 Equity Incentive Plan, no votes will be cast on these proposals on your behalf.

What Vote is Required to Approve Each Proposal and How are Votes Counted?

Proposal 1: Elect Directors	The nominees for director who receive the most votes (also known as a “plurality” of the votes cast) will be elected. You may vote either FOR all of the nominees, WITHHOLD your vote from all of the nominees or WITHHOLD your vote from any one or more of the nominees. Votes that are withheld will not be included in the vote tally for the election of the directors. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the election of the directors. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 2: Approve the Teligent, Inc. 2016 Equity Incentive Plan	The affirmative vote of the majority of the holders of the Company’s common stock entitled to vote is required to approve the Teligent, Inc. 2016 Equity Incentive Plan. Abstentions will be treated as votes against this proposal. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

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Proposal 3: Ratify Selection of Independent Registered Public Accounting Firm	The affirmative vote of a majority of the shares cast affirmatively or negatively for this proposal is required to ratify the selection of our independent registered public accounting firm. Abstentions will have no effect on the results of this vote. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote. We are not required to obtain the approval of our stockholders to select our independent registered public accounting firm. However, if our stockholders do not ratify the selection of EisnerAmper LLP as our independent registered public accounting firm for 2016, the Audit Committee of our Board of Directors will reconsider its selection.

Proposal 4: Approve an Advisory Vote on the Compensation of our Named Executive Officers	The affirmative vote of a majority of the shares cast affirmatively or negatively for this proposal is required to approve, on an advisory basis, the compensation of our named executive officers as described in this proxy statement. Abstentions will be treated as votes against this proposal. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote. Although the advisory vote is non-binding, the Organization and Compensation Committee and our Board of Directors will review the voting results and take them into consideration when making future decisions regarding executive compensation.

Where Can I Find the Voting Results of the Annual Meeting?

The preliminary voting results will be announced at the annual meeting, and we will publish preliminary, or final results, if available, in a Current Report on Form 8-K within four business days of the annual meeting. If final results are unavailable at the time we file the Form 8-K, then we will file an amended report on Form 8-K to disclose the final voting results within four business days after the final voting results are known.

What Are the Costs of Soliciting these Proxies?

We will pay all of the costs of soliciting these proxies. We have engaged The Proxy Advisory Group, LLC®, to assist in the solicitation of proxies and provide related advice and informational support, for a services fee and the reimbursement of customary disbursements that are not expected to exceed $10,000 in the aggregate. In addition, our directors and employees may solicit proxies in person or by telephone, fax or email. We will pay these employees and directors no additional compensation for these services. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses.

What Constitutes a Quorum for the Annual Meeting?

The presence, in person or by proxy, of the holders of a majority of the voting power of all outstanding shares of our common stock entitled to vote at the annual meeting is necessary to constitute a quorum at the annual meeting. Votes of stockholders of record who are present at the annual meeting in person or by proxy, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists.

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Attending the Annual Meeting

The annual meeting will be held at 10:00 a.m. on May 25, 2016, at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. (“Mintz”). When you arrive at Mintz, signs will direct you to the appropriate meeting rooms. You need not attend the annual meeting in order to vote.

Householding of Annual Disclosure Documents

The rules of the SEC concerning the delivery of annual disclosure documents allow us or your broker to send a single set of our proxy materials to any household at which two or more of our stockholders reside, if we or your broker believe that the stockholders are members of the same family. This practice, referred to as “householding,” benefits both you and us. It reduces the volume of duplicate information received at your household and helps to reduce our expenses. The rule applies to our Notices, annual reports, proxy statements and information statements. Once you receive notice from your broker or from us that communications to your address will be “householded,” the practice will continue until you are otherwise notified or until you revoke your consent to the practice. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.

If your household received a single set of proxy materials this year, but you would prefer to receive your own copy, please contact Broadridge Financial Solutions, Inc., by calling their toll free number, 1-888-237-1900.

If you do not wish to participate in “householding” and would like to receive your own set of Teligent’s proxy materials in future years, follow the instructions described below. Conversely, if you share an address with another Teligent stockholder and together both of you would like to receive only a single set of proxy materials, follow these instructions:

•	If your Teligent shares are registered in your own name, please contact Broadridge Financial Solutions, Inc., and inform them of your request by calling them at 1-888-237-1900 or writing them at 51 Mercedes Way, Edgewood, New York 11717.

•	If a broker or other nominee holds your Teligent shares, please contact the broker or other nominee directly and inform them of your request. Be sure to include your name, the name of your brokerage firm and your account number.

Electronic Delivery of Company Stockholder Communications

Most stockholders can elect to view or receive copies of future proxy materials over the Internet instead of receiving paper copies in the mail.

You can choose this option and save the Company the cost of producing and mailing these documents by:

•	following the instructions provided on your proxy card;

•	following the instructions provided when you vote over the Internet; or

•	going to www.proxyvote.com and following the instructions provided.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of April 4, 2016 for (a) the executive officers named in the Summary Compensation Table on page 24 of this proxy statement, (b) each of our directors and director nominees, (c) all of our current directors and executive officers as a group and (d) each stockholder known by us to own beneficially more than 5% of our common stock. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. We deem shares of common stock that may be acquired by an individual or group within 60 days of April 4, 2016 pursuant to the exercise of options or warrants to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. Except as indicated in footnotes to this table, we believe that the stockholders named in this table have sole voting and investment power with respect to all shares of common stock shown to be beneficially owned by them based on information provided to us by these stockholders. Percentage of ownership is based on 53,026,273 shares of common stock outstanding on April 4, 2016. Except as otherwise indicated, the address of each of the persons in this table is c/o Teligent, Inc., 105 Lincoln Avenue, PO Box 687, Buena, New Jersey 08310.

	Shares Beneficially Owned
Name and Address of Beneficial Owner	Number	Percent

5% or more Stockholders:
Life Sciences Opportunities Fund II, L.P.(1)(6)	1,494,873	2.8%
Life Sciences Opportunities Fund (Institutional) II, L.P.(1)(8)	8,356,988	15.8%
Signet Healthcare Partners, LLC(1)(6)	9,851,861	18.6%
Janus Capital Management LLC(2)	4,792,020	9.0%
Pembroke Management, LTD(3)	3,213,421	6.1%
BlackRock, Inc.(4)	3,000,142	5.7%

Directors and Named Executive Officers:
Jason Grenfell-Gardner(5)	1,349,374	2.5%
James C. Gale(1)(6)	10,071,485	18.9%
Narendra Borkar(7)	191,400	*
Bhaskar Chaudhuri(8)	155,000	*
Steven Koehler(9)	65,000	*
John Celentano(10)	30,000	*
Jenniffer Collins(11)	285,206	*
Stephen Richardson(12)	0	*
Carole S. Ben-Maimon, M.D.(13)	1,000	*

All current executive officers and directors as a group (9 persons) (1)(5)(6)(7)(8)(9)(10)(11)(12)(13)	12,148,465	22.1%

*	Represents beneficial ownership of less than 1% of the outstanding shares of our common stock.

(1)	Total aggregate ownership of the LOF Funds, as defined below, equals 9,851,861. However, the information provided in the table above is presented on the basis of the beneficial ownership of our shares of common stock by the LOF Funds as disclosed in a Schedule 13D filed by Life Sciences Opportunities Fund II, L.P. with the SEC on March 10, 2015, which reported ownership as of March 5, 2015. Life Sciences Opportunities Fund II, L.P. (“LOF”) directly holds 1,494,873 shares and Life Sciences Opportunities Fund (Institutional) II, L.P. (“LOF Institutional,” together with LOF, the “LOF Funds”) directly holds 8,356,988 shares, for a total of 9,851,861 securities that are held indirectly by Signet Healthcare Partners, LLC (“General Partner”), the general partner of each of the LOF Funds, James C. Gale, a director of ours, and the chief investment officer, a manager and member of the General Partner, the controlling member of the General Partner, SMW Investments I, LLC (“SMW”), and Don A. Sanders, Ben T. Morris and Donald V. Weir, the managing members of SMW. The 9,851,861 securities held by the LOF Funds are subject to shared voting power and shared dispositive power with the General Partner, Mr. Gale, SMW, Mr. Sanders, Mr. Morris and Mr. Weir. The General Partner, Mr. Gale, SMW, Mr. Sanders, Mr. Morris and Mr. Weir disclaim beneficial ownership of the reported securities except to the extent of their pecuniary interest therein, if any. The address of each filer is Carnegie Hall Tower, 152 West 57th Street, 19th Floor, New York, NY 10019, except SMW, which is 600 Travis, Suite 5900, Houston, TX 77002.

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(2)	This information is based solely on a Schedule 13G/A filed by Janus Capital Management LLC (“Janus Capital”) with the SEC on February 16, 2016, which reported ownership as of December 31, 2015. Janus Capital is an investment adviser or sub-advisor to its managed portfolios, including Janus Triton Fund. Janus Capital is the beneficial owner of 4,792,020 shares of Teligent and has sole power to vote and dispose of all 4,792,020 shares. Janus Triton Fund is the beneficial owner of 2,757,493 shares and has the sole power to vote and dispose of all 2,757,493 shares. The address of Janus Capital and Janus Triton Fund is 151 Detroit Street, Denver, CO 80206.

(3)	This information is based solely on an Schedule 13G filed by Pembroke Management, LTD with the SEC on February 8, 2016, which reported ownership as of December 31, 2015. Pembroke's address is 1002 Sherbrooke Street West, Suite 1700, Montreal, Quebec H3A 354, Canada.

(4)	This information is based solely on a Schedule 13G filed by BlackRock, Inc. (“BlackRock”) with the SEC on January 28, 2016, which reported ownership as of December 31, 2015. BlackRock is the beneficial owner of 3,000,142 shares of Teligent and has sole power to vote 2,923,577 shares and to dispose of 3,000,142 shares of Teligent. The address of BlackRock is 55 East 52 Street, New York, NY 10055.

(5)	Includes 250,207 shares of common stock held by Mr. Grenfell-Gardner and 1,099,167 shares of common stock which may be acquired pursuant to stock options exercisable within 60 days after April 4, 2016. Does not include 82,307 shares underlying restricted stock units (“RSUs”) which have not vested and will not be exercisable within 60 days after April 4, 2016 or options to purchase 204,607 shares of our common stock which have not vested and will not be exercisable within 60 days after April 4, 2016.

(6)	Includes 39,624 shares of common stock held by Mr. Gale and 25,000 shares of common stock held by Gale & Haselton Family LLC, over which Mr. Gale exercises voting and dispositive power. Also includes 155,000 shares of common stock which may be acquired pursuant to stock options exercisable within 60 days after April 4, 2016. Does not include options to purchase 20,000 shares of our common stock which have not vested and will not be exercisable within 60 days after April 4, 2016.

(7)	Includes 191,400 shares of common stock which may be acquired pursuant to stock options exercisable within 60 days after April 4, 2016. Does not include options to purchase 20,000 shares of our common stock which have not vested and will not be exercisable within 60 days after April 4, 2016.

(8)	Includes 155,000 shares of common stock which may be acquired pursuant to stock options exercisable within 60 days after April 4, 2016. Does not include options to purchase 20,000 shares of our common stock which have not vested and will not be exercisable within 60 days after April 4, 2016.

(9)	Includes 65,000 shares of common stock which may be acquired pursuant to stock options exercisable within 60 days after April 4, 2016. Does not include options to purchase 20,000 shares of our common stock which have not vested and will not be exercisable within 60 days after April 4, 2016.

(10)	Includes 30,000 shares of common stock which may be acquired pursuant to stock options exercisable within 60 days after April 4, 2016. Does not include options to purchase 20,000 shares of our common stock which have not vested and will not be exercisable within 60 days after April 4, 2016.

(11)	Includes 12,206 shares of common stock held by Ms. Collins, 255,000 shares of common stock which may be acquired pursuant to stock options exercisable within 60 days after April 4, 2016 and 18,000 shares of common stock which may be acquired pursuant to RSUs exercisable within 60 days after April 4, 2016. Does not include 30,931 shares underlying restricted stock units which have not vested and will not be exercisable within 60 days after April 4, 2016 or options to purchase 79,861 shares of our common stock which have not vested and will not be exercisable within 60 days after April 4, 2016.

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(12)	Does not include 30,000 shares underlying restricted stock units which have not vested and will not be exercisable within 60 days after April 4, 2016 or options to purchase 210,000 shares of our common stock which have not vested and will not be exercisable within 60 days after April 4, 2016.

(13)	Does not include options to purchase 20,000 shares of our common stock which have not vested and will not be exercisable within 60 days after April 4, 2016.

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MANAGEMENT AND CORPORATE GOVERNANCE

Our Board of Directors

On March 29, 2016, our Board of Directors accepted the recommendation of the Nominating and Corporate Governance Committee and voted to nominate Jason Grenfell-Gardner, Narendra N. Borkar, Bhaskar Chaudhuri, Steven Koehler, James C. Gale, John Celentano and Carole S. Ben-Maimon, M.D., for election at the annual meeting for a term of one year to serve until the 2017 annual meeting of stockholders, and until their respective successors have been elected and qualified, or until his earlier resignation or removal.

Set forth below are the names of the persons nominated as directors, their ages, their offices in the Company, if any, their principal occupations or employment for at least the past five years, the length of their tenure as directors and the names of other public companies in which such persons hold or have held directorships during the past five years. Additionally, information about the specific experience, qualifications, attributes or skills that led to our Board of Directors’ conclusion at the time of filing of this proxy statement that each person listed below should serve as a director is set forth below:

Name	Age	Position with the Company

Carole S. Ben-Maimon, M.D.(1)(3)	57	Director
Narendra N. Borkar(1)	75	Director
John Celentano(1)(2)	56	Director
Bhaskar Chaudhuri(2)(3)	61	Director
James C. Gale(1)(3)	66	Director and Chairman
Jason Grenfell-Gardner	41	Director, President and Chief Executive Officer
Steven Koehler(2)	65	Director

(1)	Member of the Organization and Compensation Committee of the Board of Directors.
(2)	Member of the Audit Committee of the Board of Directors.
(3)	Member of the Nominating and Corporate Governance Committee of the Board of Directors.

Our Board of Directors has reviewed the materiality of any relationship that each of our directors has with Teligent, either directly or indirectly. Based upon this review, our Board of Directors has determined that the following members of the Board of Directors are “independent directors” as defined by the NASDAQ Marketplace Rules: James C. Gale, Narendra N. Borkar, Bhaskar Chaudhuri, Steven Koehler, John Celentano and Carole S. Ben-Maimon, M.D.

Carole S. Ben-Maimon, M.D. – Director

Carole S. Ben-Maimon, M.D., age 57, has served as a member of our Board of Directors since March 2016.  Prior to joining us, since November 2014, Dr. Ben-Maimon has been a consultant at CSGB Consulting, LLC.   From September 2011 to November 2014, Dr. Ben-Maimon served as President of the generic products division of Impax Laboratories, Inc.  Prior to that, she served as Senior Vice President, Corporate Strategy, at Qualitest Pharmaceuticals, Inc. from July 2009 to July 2010.  Prior to her role at Qualitest, she served as Founder, President and Chief Executive Officer and director of Alita Pharmaceuticals, Inc., an early stage, privately held specialty pharmaceutical company, from September 2006 to June 2009.  Dr. Ben-Maimon also held executive positions with and served as a member of the board with Barr Pharmaceuticals from 2001 to 2006, including as President and Chief Operating Officer of Duramed Research, Inc. (a wholly-owned subsidiary of Barr Pharmaceuticals Inc.).  Dr. Ben-Maimon also held executive positions with Teva Pharmaceuticals USA, where she served as Senior Vice President, Science and Public Policy, from 2000 to 2001, Senior Vice President, Research and Development, from 1996 to 2000 and Vice President, Medical and Regulatory Affairs, with Lemmon Company (a wholly owned subsidiary of Teva Pharmaceuticals, Inc.) from 1993 to 1996.   She served as the Chairman of the board of the Generic Pharmaceutical Association from 1999 to 2002. Dr. Ben-Maimon is a graduate of Thomas Jefferson Medical College and received a Bachelor of Arts in biology from The University of Pennsylvania, where she graduated magna cum laude. She completed clinical and research training in internal medicine and nephrology at Thomas Jefferson University. We believe that Dr. Ben-Maimon’s qualifications to serve on the Board of Directors include her years of experience in the pharmaceutical industry, including prior positions in various senior executive roles at pharmaceutical companies.

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Narendra N. Borkar – Director

Narendra N. Borkar, age 75, has served as a member of our Board of Directors since 2009. Since 2006, Mr. Borkar has been employed as an independent consultant in the pharmaceuticals industry. From 2004 to 2006, he served as Chief Executive Officer of Aurobindo Pharma USA, Inc. From 1997 to 2003, he served as Chief Executive Officer of Caraco Pharmaceutical Laboratories, Ltd. From 1981 to 1997, he served in various senior roles for Novartis AG (formerly Ciba Geigy Corp.), from 1979 to 1981 as General Manager of Apte Amalgamations Ltd., and from 1976 to 1979 as an Engineer for Hoffmann-La Roche AG. Prior to that time, he served as a Project Manager for Union Carbide Corp. and Merck & Company, Inc. Mr. Borkar holds a B.S. in Chemical Engineering from Bombay University, an M.S. from the University of Detroit, and an MBA from Rutgers, the State University of New Jersey. We believe Mr. Borkar’s qualifications to serve on the Board of Directors include his years of experience in the pharmaceutical industry, including prior positions in various senior executive roles at pharmaceutical companies.

John Celentano – Director

John Celentano, age 56, has served as a member of our Board of Directors since March 2015.  Mr. Celentano is an advisor to the pharmaceutical industry.  He retired from Bristol-Myers Squibb Company on July 1, 2013, where he served as Senior Vice President, Amylin Integration Leader from July 2012 to June 2013 and as Senior Vice President, Human Resources, Public Affairs and Philanthropy from March 2010 to June 2012.  Mr. Celentano serves on the board of directors of privately held JJ White Inc. and YourEncore Inc., as well as The Pennington School. Mr. Celentano also serves as Chairman of the board of directors of CMMB, an international nonprofit healthcare organization. Mr. Celentano holds a B.A. from the University of Delaware and an MBA from Drexel University. We believe Mr. Celentano’s qualifications to serve on the Board of Directors include his extensive experience in the pharmaceutical industry.

Bhaskar Chaudhuri – Director

Bhaskar Chaudhuri, age 61, has served as a member of our Board of Directors since 2010. Mr. Chaudhuri has more than 20 years’ experience in pharmaceutical management, research and development. Since June 2011, he has been the Operating Partner at Frazier Healthcare Ventures. Prior to that time, Mr. Chaudhuri served as President of Valeant Pharmaceuticals International, Inc. from January 2009 to September 2010. Prior to joining Valeant, Mr. Chaudhuri served for seven years as President and Chief Executive Officer of Dow Pharmaceutical Sciences, Inc. and as a member of its board of directors from 2003 to 2008, at which time Dow was acquired by Valeant. Prior to that, Mr. Chaudhuri served as Executive Vice President of Scientific Affairs at Bertek Pharmaceuticals, Inc., a subsidiary of Mylan N.V., from 1998 to 2000. Prior to his positions at Bertek, Mr. Chaudhuri served as the General Manager of the Dermatology Division of Mylan. Mr. Chaudhuri joined Mylan through the acquisition of Penederm, Inc., where he worked from 1992 to 1998 in a number of senior positions before becoming the Vice President of Research and Development. Mr. Chaudhuri serves on the boards of directors of Corium International, Inc., Silvergate Pharmaceuticals, Inc. and Vyome Biosciences, Ltd. Mr. Chaudhuri holds a B.S. in Pharmacy and an M.S. in Industrial Pharmacy from Jadavpur University and a Ph.D. in Pharmaceutics from the University of Louisiana. We believe Mr. Chaudhuri’s qualifications to serve on the Board of Directors include his many years of experience in the pharmaceutical industry, including his prior positions in senior executive roles at major pharmaceutical companies.

James C. Gale – Director

James C. Gale, age 66, has served as a member of our Board of Directors since 2009. Mr. Gale is the Founding Partner of Signet Healthcare Partners and currently serves as its Managing Director. Prior to founding Signet in 1999, from 1991 to 1998, Mr. Gale was head of principal investment activities and investment banking at Gruntal & Co., LLC. Prior to joining Gruntal, Mr. Gale originated and managed private equity investments for Home Insurance Co., Gruntal’s parent company, from 1989 to 1994. Mr. Gale is currently the Chairman of the Board of Alpex Pharma SA and Knight Therapeutics Inc. He also serves on the boards of directors of Bionpharma Inc., CoreRx, Inc., Leon Nanodrugs GmbH, Chr. Olesen Synthesis A/S and SpePharm AG. Mr. Gale holds a B.A. from the University of Arizona and an MBA from the University of Chicago. We believe Mr. Gale’s qualifications to serve on the Board of Directors include his investment experience, his role as the head of principal investment activities at Gruntal & Co., LLC, as well as his experience as a director of pharmaceutical companies.

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Jason Grenfell-Gardner – President, Chief Executive Officer and Director

Jason Grenfell-Gardner, age 41, has served as President and Chief Executive Officer of Teligent since July 30, 2012 and has served as a member of our Board of Directors since 2012. Prior to joining Teligent, Mr. Grenfell-Gardner spent over eight years at Hikma Pharmaceuticals, PLC, and its subsidiaries, including West-Ward Pharmaceutical Corp. in the United States. He served in a number of roles, most recently as Senior Vice President of Sales and Marketing from 2008 to June 2012. Before joining Hikma and beginning in 1998, Mr. Grenfell-Gardner worked throughout Central and Eastern Europe as a partner at Trigon Capital, a boutique investment bank focused on mergers and acquisitions. During his time in that region, Mr. Grenfell-Gardner served as chairman of the board of directors of AB Sanitas, as well as other board positions. Mr. Grenfell-Gardner holds an M.A. (Hons) in Economics from the University of St. Andrews in Scotland and an MBA from INSEAD. We believe Mr. Grenfell-Gardner’s qualifications to serve on the Board of Directors include his experience as a pharmaceutical executive and his experience in the commercialization of pharmaceutical products.

Steven Koehler – Director

Steven Koehler, age 65, has served as a member of our Board of Directors since October 2014.  Mr. Koehler retired from Merck & Co., Inc. in September 2011 where, from November 2009 to September 2011, he served as Vice President, Schering-Plough Controller and Special Projects, and was a member of the Finance Senior Leadership Team.  From March 2006 to November 2009, Mr. Koehler served as Vice President, Corporate Controller of Schering-Plough Corporation, where he also served as Chief Accounting Officer and led the finance integration after Schering-Plough’s acquisition of Organon International B.V.  Prior to his positions at Schering-Plough, Mr. Koehler served in several capacities at The Medicines Company, including Senior Vice President and Chief Financial Officer, from 2004 through 2006, and Vice President, Finance and Business Administration, from 2002 to 2004.  From 2001 to 2002, Mr. Koehler was Vice President, Finance and Chief Financial Officer, of Vion Pharmaceuticals, Inc.  Prior to his position at Vion, Mr. Koehler served in a number of senior finance positions at Knoll Pharmaceuticals, Inc. and Knoll AG between 1995 and 2001.  Mr. Koehler was Vice President, Finance and Treasurer, of Boots Pharmaceuticals, Inc. from 1993 to 1995. From 1977 to 1993, he held positions in finance and accounting with the American Hospital Supply Corporation, then with Baxter International, Inc. after the two companies merged in 1985.  Mr. Koehler began his career with Arthur Andersen LLP in Chicago from 1973 to 1977.  Mr. Koehler is a Certified Public Accountant and holds a B.A. from Duke University and an MBA from the Kellogg Graduate School of Management, Northwestern University. We believe Mr. Koehler’s qualifications to serve on the Board of Directors include his many years of experience in the pharmaceutical industry, including his senior leadership positions at several pharmaceutical companies, as well as his extensive financial experience.

Committees of the Board of Directors and Meetings

Meeting Attendance. During the fiscal year ended December 31, 2015, there were seven meetings of our Board of Directors, and the various committees of the Board of Directors met a total of fourteen times. No director attended fewer than 75% of the total number of meetings of the Board and of committees of the Board of Directors on which he served during fiscal 2015. The Board of Directors has adopted a policy under which each member of the Board of Directors is strongly encouraged to attend each annual meeting of our stockholders. All of our directors attended our annual meeting of stockholders held in 2015.

Audit Committee. Our Audit Committee met seven times during fiscal 2015. This committee currently has three members, Steven Koehler (Chairman), Bhaskar Chaudhuri and John Celentano. Our Audit Committee’s role and responsibilities are set forth in the Audit Committee’s written charter and include the authority to retain and terminate the services of our independent registered public accounting firm. In addition, the Audit Committee reviews annual financial statements, considers matters relating to accounting policy and internal controls and reviews the scope of annual audits. All members of the Audit Committee satisfy the current independence standards promulgated by the SEC and by the NASDAQ Marketplace Rules, as such standards apply specifically to members of audit committees. The Board of Directors has determined that Mr. Koehler is an “audit committee financial expert,” as the SEC has defined that term in Item 407 of Regulation S-K. Please also see the report of the Audit Committee set forth elsewhere in this proxy statement.

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A copy of the Audit Committee’s written charter is publicly available on our website at www.teligent.com.

Organization and Compensation Committee. Our Organization and Compensation Committee met five times during fiscal 2015. This committee currently has four members, Narendra Borkar (Chairman), James C. Gale, John Celentano and Carole S. Ben-Maimon, M.D. Our Organization and Compensation Committee’s role and responsibilities are set forth in the Organization and Compensation Committee’s written charter, and includes reviewing, approving and making recommendations regarding our compensation policies, practices and procedures to ensure that legal and fiduciary responsibilities of the Board of Directors are carried out and that such policies, practices and procedures contribute to our success. Our Organization and Compensation Committee also administers our 2009 Equity Incentive Plan, as amended (the “2009 Plan”), and our 1999 Director Stock Option Plan, as amended (the “1999 Director Plan”). The Organization and Compensation Committee is responsible for the determination of the compensation of our chief executive officer, and shall conduct its decision making process with respect to that issue without the chief executive officer present. All members of the Organization and Compensation Committee qualify as independent under the NASDAQ Marketplace Rules.

The Organization and Compensation Committee has the authority to directly retain the services of any consulting firm to assist in fulfilling its responsibilities and to approve any fee arrangements for work performed. The Compensation Committee’s independent compensation consultant during fiscal year 2015 was the Hay Group (the “Hay Group”). The Hay Group was engaged by, and reported directly to, the Organization and Compensation Committee, which had the sole authority to hire or fire them and to approve fee arrangements for work performed. The Hay Group assisted the Organization and Compensation Committee in fulfilling its responsibilities under its charter, including advising on proposed compensation packages for executive officers, compensation program design and market practices generally. The Organization and Compensation Committee authorized the Hay Group to interact with management on behalf of the Organization and Compensation Committee, as needed, in connection with advising the Organization and Compensation Committee, and the Hay Group was included in discussions with management and, when applicable, the Organization and Compensation Committee’s outside legal counsel on matters being brought to the Organization and Compensation Committee for consideration. As described in “Compensation Discussion and Analysis – Compensation Consultants,” the Hay Group assisted the Organization and Compensation Committee in defining the appropriate market of our peer companies for executive compensation and practices. The Hay Group also assisted the Organization and Compensation Committee in comparing our director compensation program and practices against those of our peers. We used the information that we obtained from the Hay Group primarily for evaluating our executive compensation practices, including measuring the competitiveness of our practices. The Organization and Compensation Committee has assessed the independence of the Hay Group pursuant to SEC rules and the corporate governance rules of the NYSE MKT and The NASDAQ Stock Market, as applicable, and concluded that the Hay Group’s work with and on behalf of the Organization and Compensation Committee raises no conflict of interest.

The Organization and Compensation Committee, and, where applicable, the Chief Executive Officer reviews the performance of each named executive officer in light of the above factors and determines whether the named executive officer should receive any increase in base salary or receive a discretionary equity award based on such evaluation. During fiscal year 2015, the Organization and Compensation Committee did not adhere to a formula or other quantitative measures with respect to compensation but rather relied on qualitative and subjective evaluations to determine the appropriate levels of compensation for our named executives.

Please also see the report of the Organization and Compensation Committee set forth elsewhere in this proxy statement.

A copy of the Organization and Compensation Committee’s written charter is publicly available on our website at www.teligent.com and is attached hereto as Appendix B.

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Nominating and Corporate Governance Committee. Our Nominating and Corporate Governance Committee met twice during fiscal 2015 and has three members, Bhaskar Chaudhuri (Chairman), James C. Gale and Carole S. Ben-Maimon, M.D. The Nominating and Corporate Governance Committee’s role and responsibilities are set forth in the Nominating and Corporate Governance Committee’s written charter and include evaluating and making recommendations to the full Board of Directors as to the size and composition of the Board of Directors and its committees, evaluating and making recommendations as to potential candidates and evaluating current Board of Directors members’ performance. Both members of the Nominating and Corporate Governance Committee qualify as independent under the NASDAQ Marketplace Rules.

If a stockholder wishes to nominate a candidate for director who is not to be included in our proxy statement, it must follow the procedures described in our Amended and Restated By-Laws and in “Stockholder Proposals and Nominations for Director” at the end of this proxy statement.

In addition, under our current corporate governance policies, the Nominating and Corporate Governance Committee may consider candidates recommended by stockholders as well as from other sources, such as other directors or officers, third party search firms or other appropriate sources. For all potential candidates, the Nominating and Corporate Governance Committee may consider all factors it deems relevant, such as a candidate’s personal integrity and sound judgment, business and professional skills and experience, independence, knowledge of the industry in which we operate, possible conflicts of interest, diversity, the extent to which the candidate would fill a present need on the Board of Directors, and concern for the long-term interests of our stockholders. In general, persons recommended by stockholders will be considered on the same basis as candidates from other sources. If a stockholder wishes to propose a candidate for consideration as a nominee by the Nominating and Corporate Governance Committee under our corporate governance policies, it should submit such recommendation in writing to our Corporate Secretary at our corporate offices, 105 Lincoln Avenue, PO Box 687, Buena, New Jersey 08310.

The Nominating and Governance Committee considers issues of diversity among its members in identifying and considering nominees for director, and strives, where appropriate, to achieve a diverse balance of backgrounds, perspectives and experience on the board and its committees.

A copy of the Nominating and Governance Committee’s written charter is publicly available on the Company’s website at www.teligent.com.

Organization and Compensation Committee Interlocks and Insider Participation. Our Organization and Compensation Committee has four members, Narendra Borkar (Chairman), James C. Gale, John Celentano and Carole S. Ben-Maimon, M.D. No member of the Organization and Compensation Committee has been an officer or employee of Teligent. None of our executive officers serves on the board of directors or compensation committee of a company that has an executive officer that serves on our Board of Directors or Organization and Compensation Committee.

Board of Directors Leadership Structure and Role in Risk Oversight

Our Board of Directors has six independent members and one non-independent member who serves as our President and Chief Executive Officer. We believe that the number of independent, experienced directors that make up our Board of Directors, along with the independent oversight of the Board of Directors by the Non-Executive Chairman, benefits our Company and our stockholders. All of our independent directors have demonstrated leadership in other organizations and are familiar with board of director processes.

The Chairman of the Board of Directors presides at all meetings of the Board of Directors. The Chairman is appointed on an annual basis by a majority vote of the directors. Currently, the offices of Chairman of the Board of Directors and Chief Executive Officer are separated. We have no fixed policy with respect to the separation of the offices of the Chairman of the Board of Directors and Chief Executive Officer. Currently, two separate individuals serve in the positions of Chairman of our Board of Directors and Chief Executive Officer. We believe that our current leadership structure is optimal for the Company at this time.

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Our management is principally responsible for defining the various risks facing the Company, formulating risk management policies and procedures, and managing our risk exposures on a day-to-day basis. The Board of Directors’ principal responsibility in this area is to ensure that sufficient resources, with appropriate technical and managerial skills, are provided throughout the Company to identify, assess and facilitate processes and practices to address material risk and to monitor our risk management processes by informing itself concerning our material risks and evaluating whether management has reasonable controls in place to address the material risks. The involvement of the Board of Directors in reviewing our business strategy is an integral aspect of the Board of Directors’ assessment of management’s tolerance for risk and also its determination of what constitutes an appropriate level of risk for the Company.

While the full Board of Directors has overall responsibility for risk oversight, the Board of Directors has elected to delegate oversight responsibility related to certain risks committees, which, in turn, report on the matters discussed at the committee level to the full Board of Directors. For instance, our Audit Committee focuses on the material risks facing the Company, including operational, market, credit, liquidity and legal risks. Additionally, our Organization and Compensation committee could be charged with reviewing and discussing with management whether our compensation arrangements are consistent with effective controls and sound risk management. Our management reports to the Board of Directors and Audit Committee on a regular basis regarding risk management.

Stockholder Communications to the Board of Directors

Stockholders who wish to send communications to our Board of Directors may do so by sending them c/o Teligent, Inc., Corporate Secretary, 105 Lincoln Avenue, PO Box 687, Buena, New Jersey 08310. Such communications may be addressed either to specified individual directors or the entire Board of Directors. The Corporate Secretary will have the discretion to screen and not forward to directors communications that the Corporate Secretary determines are communications unrelated to our business or governance, commercial solicitations, offensive, obscene, or otherwise inappropriate. The Corporate Secretary will, however, compile all stockholder communications that are not forwarded and such communications will be available to any director.

Executive Officers

During the year ended December 31, 2015, we had two executive officers who were not also directors: Jenniffer Collins, who serves as our Chief Financial Officer, and Stephen Richardson, who serves as our Chief Scientific Officer. We have employment agreements with each of our executive officers, Jason Grenfell-Gardner, Jenniffer Collins and Stephen Richardson. See the section of our proxy statement entitled “Executive Officer and Director Compensation – Employment Agreements with Executive Officers.”

Jenniffer Collins – Chief Financial Officer

Jenniffer Collins, age 46, has served as our Chief Financial Officer since July 2011. Ms. Collins has over twenty years of experience in accounting and finance. Prior to joining Teligent, since October 2006, she served as Vice President - Treasurer and, previously, the Corporate Controller of the Lightstone Group, a privately held real estate firm, and The Lightstone Value Plus REIT, a publicly traded real estate investment trust. From January 2004 through October 2006, Ms. Collins served as Corporate Controller of Orchid Cellmark, Inc., a publicly held biotechnology company, and, from July 2001 through January 2004, Ms. Collins served as Director of Finance and Investor Relations for Tellium, Inc., a publicly held optical switching company, which was purchased by Zhone Technologies, Inc. in November 2003. Her background also includes seven years of public accounting experience, including at Pricewaterhouse Coopers. Ms. Collins earned her CPA in New Jersey in 1993 and graduated with a B.S. in accounting from Lehigh University.

Stephen Richardson – Chief Scientific Officer

Stephen Richardson, age 50, has served as our Chief Scientific Officer since October 2015. Mr. Richardson has nearly ten years of experience in pharmaceutical consulting. Prior to joining Teligent, he served as a principal consultant at Lachman Consultants, Inc. from August 2014 through September 2015 and as VP of Scientific and Regulatory Affairs at JHP Pharmaceuticals from November 2007 through June 2014. Mr. Richardson holds a B.App.Sc. from the University of South Australia and an MBA from Adelaide University.

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COMPENSATION DISCUSSION AND ANALYSIS

Compensation Discussion and Analysis

The following Compensation Discussion and Analysis presents an overview of our compensation program, focusing on the elements of compensation awarded or paid to our President and Chief Executive Officer, our Chief Financial Officer and our Chief Scientific Officer, or our “Named Executive Officers.”

Compensation Philosophy and Objectives.

The Organization and Compensation Committee leads the development of our compensation philosophies and practices, and attempts to ensure that the total compensation paid to our executive officers is fair and reasonable relative to the extremely competitive nature of the specialty generic pharmaceutical industry. For several years, our Company forged through business and financial challenges, and it was not until more recently that the Company has experienced a significant turn-around and expansion that is largely attributable to the success of our current management team. During the challenging downturn years, the Organization and Compensation Committee focused intently on attracting and rewarding executives with the unique intersection of industry and turnaround skills and made compensation decisions based on our objective of aligning the Company’s key executives’ goals and incentive pay with the goals of our stockholders in order to enable and encourage the turn-around effort, while considering the significant cash constraints the Company operated under from 2010 to 2014. Consistent with our ongoing goal to keep the Company’s key executives’ objectives and incentive pay aligned with the goals of our stockholders, we continue to pursue a compensation philosophy that is intended to provide total compensation opportunities, which include base salary, bonus, long term equity compensation and a health and welfare benefits package intended to incentivize the uniquely skilled employees who will continue to carry out our strategic plan, mission and goals, while maintaining our required high quality standards and growth.

Our compensation philosophy is based on the following goals and principles:

•	Attract and retain executives with proven track records of success to ensure the Company has the caliber of executives needed to perform at the highest levels of the industry;

•	Support the Company’s emerging growth strategy to create long-term stockholder value, and meet or exceed key corporate goals and objectives;

•	Appropriately balance current priorities and the longer-term strategy of the Company through short- and long-term incentives;

•	Encourage teamwork and cooperation while recognizing individual contributions by linking variable compensation to the Company and individual performance based on position responsibilities and ability to influence financial and organizational results; and

•	Provide for a limited number of perquisites and supplemental benefits which will only be provided if a compelling business rationale exists.

Consideration of Last Year’s “Say on Pay” Advisory Vote

At last year’s annual meeting of stockholders, we held an advisory stockholder vote on executive compensation.  More than 93% of the shares that voted approved our executive compensation described in last year’s proxy statement. The Organization and Compensation Committee viewed the results of this vote as a strong indication that the Company’s stockholders support the compensation policies and practices of the Company.  Accordingly, the results of this vote did not affect the Company's executive compensation decisions and policies for our named executive officers during the fiscal year ended December 31, 2015.

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Components of Compensation

The Organization and Compensation Committee consulted with the Hay Group, an independent third party, in November 2014, to conduct a market benchmark study and review the compensation arrangements between the Company and its Named Executive Officers in comparison to their peers set forth below. The Organization and Compensation Committee consulted with the Hay Group again in September 2015 to request that the Hay Group update their previous work. Specifically, the independent third party’s assessment focused on the following areas of review:

•	Competitiveness of the Company’s current executive compensation program, on a target basis, relative to the proxy peer group;

•	Pay mix for each executive relative to the peer group and/or survey data ; and

•	Prevalence of long-term incentive vehicles and practices within the peer group as well as the mix of LTI.

Our compensation program generally provides equivalent benefits for all salaried and hourly-paid employees. For our managers, directors and vice presidents, including our executive officers, we provide additional compensation designed to reward performance.  For 2015, the principal components of compensation for our Named Executive Officers were:

•	Base Salary;

•	Performance-Based Annual Bonus;

•	Long-Term Incentive Compensation, including periodic grants of long-term stock-based compensation, such as stock options, which are subject to time-based vesting requirements; and

•	Health and Welfare Benefits.

Summary of 2015 Results

We are pleased with another year of progress that we believe is due to management’s effective and successful execution of the Company’s strategic objectives established by our President and Chief Executive Officer and the Board of Directors.  The key highlights and accomplishments for our 2015 fiscal year include the following:

•	Achieved total revenue of $44.3 million in 2015, an increase of 31% over the prior year;

•	Filed fifteen Abbreviated New Drug Applications (“ANDAs”) with the FDA in 2015. At December 31, 2015, the Company had a total of 33 pending applications on file with the U.S. Food and Drug Administration (the “FDA”);

•	In October 2015, the Company acquired the existing inventory and certain contracts associated with three currently marketed injectable pharmaceutical products from Concordia Pharmaceuticals Inc., S.à.r.l., Barbados Branch;

•	Also in October 2015, the Company changed its name from “IGI Laboratories, Inc.” to “Teligent, Inc.” as part of an overall branding campaign, and also completed the transfer of the listing of its common stock from the NYSE MKT LLC to the NASDAQ Global Select Market, where the Company’s common stock currently trades under the trading symbol “TLGT,” thereby expanding the Company’s investor relations platform and stockholder base;

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•	In November 2015, the Company completed its acquisition of the assets of Alveda Pharmaceuticals Inc. for $47 million CAD. The acquisition included a pipeline of eight injectable products, in addition to a portfolio of 36 injectable presentations in the Canadian market. The Company now has a profitable commercial platform of nineteen hospital-administered injectable products and a growing pipeline in Canada; and

•	In December 2015, the Company received approval of its supplemental new drug application from the FDA for CEFOTAN® (Cefotetan for Injection). This is the Company’s first product approved from the portfolio of discontinued and withdrawn NDAs and ANDAs, which the Company purchased from AstraZeneca in September 2014. The Company launched this product in the United States in March.

Summary of Compensation for the Year Ended December 31, 2015

Base Salary.  The salaries for our Named Executive Officers have been established in order to be competitive with market practices so as to allow us to attract and retain senior executive talent. Salary decisions are also influenced by equity grants based on the relationship between salaries among the executives and each executive’s role and responsibilities and the impact on the Company’s performance.  Other factors considered by the Organization and Compensation Committee include an executive’s experience, specific skills, tenure and individual performance. In setting base salaries for the Named Executive Officers, we also consider how equity can be used to balance an executive’s overall compensation to make it competitive based on an analysis of peer group data.   In 2015, the base salaries of our President and Chief Executive Officer and Chief Financial Officer were increased from $361,846 to $425,000 and from $226,572 to $250,000, respectively.

Performance-Based Annual Bonus. Each year, the Organization and Compensation Committee adopts guidelines pursuant to which it calculates the annual cash incentive awards available to our Named Executive Officers, subject to the Organization and Compensation Committee’s oversight and modification. The Organization and Compensation Committee believes that our annual incentive program provides our Named Executive Officers with a team incentive to both enhance our financial performance and perform at the highest level. The terms of these programs are not contained in a formal written plan. No executive is part of an incentive plan that has any guaranteed bonus amounts.

We structured specific annual incentive compensation pay for 2015 based upon the Company’s achievement of its overall corporate goals. In addition, the annual incentive compensation pay of our Chief Financial Officer and Chief Scientific Officer is based on individual performance goals set and established by the President and Chief Executive Officer and reviewed and approved by the Organization and Compensation Committee.  After our Board of Directors reviewed the strategic plan and budget for the year, the Organization and Compensation Committee set annual corporate goals designed to induce achievement of that plan and budget.  For 2015, in accordance with the employment agreement for the President and Chief Executive Officer, our President and Chief Executive Officer’s bonus target was set at 70% of base compensation, and the Chief Financial Officer’s bonus was set at 30% of base compensation.

For the year ended 2015, the Company’s overall corporate objectives were as follows:

•	Achieve a determined level of net sales and adjusted EBITDA and Gross Margin as a percentage of total revenue;

•	Submit a certain number of ANDA filings;

•	Expand investor relations platform and stockholder base; and

•	Business development.

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Based on the Company’s level of achievement of its corporate goals for 2015, bonuses were paid for 2015 as follows:

	Base Pay for Bonus Calculation ($) (a)	Base Bonus Opportunity (b)	Base Bonus Available ($) (c)	Base Bonus Paid ($) (d)		Total Bonus Value Paid ($) (e)
Jason Grenfell-Gardner	425,000	70%	297,500	203,788		203,788
Jenniffer Collins	250,000	30%	100,000	75,000		75,000
Stephen Richardson	300,000	40%	120,000	22,913	(1)	22,913
TOTAL	975,000		517,500	301,701		301,701

(1)          Mr. Richardson’s compensation is pro-rated at 25% for 2015 based on his hire date of October 5, 2015.

Where:

•	(c), or Base Bonus Available = Base Pay (a) x Base Bonus Opportunity (b);

•	(d), or Base Bonus Paid = Base Pay (a) x Base Bonus Opportunity (b) at 68.5% for our President and Chief Executive Officer, 75% for our Chief Financial Officer and 76% for our Chief Scientific Officer;

•	(e), or Total Bonus Paid, equals Base Bonus Paid (d) + Discretionary Bonus Paid (e).

Long Term Incentive Compensation. The Organization and Compensation Committee considered how equity can be used to balance an executive’s overall compensation to make it competitive based on an analysis of peer group data as well as to incentivize our Named Executive Officers. Based on the foregoing considerations of competitiveness and incentivization, in February 2015, we decided to increase the equity compensation portion of our executive’s overall compensation and instituted an annual equity incentive program for our Named Executive Officers, pursuant to which we would issue, in the sole discretion of our Organization and Compensation Committee, an annual equity grant of options to purchase shares of our common stock and/or RSUs to our Named Executive Officers. The allocation of different securities within each annual equity grant is determined by the Organization and Compensation Committee in its sole discretion. This year’s annual equity grants were approved on January 26, 2016, and were as follows:

•	To our President and Chief Executive Officer:

o	options to purchase up to 59,000 shares of our common stock at an exercise price of $7.50 per share, with one-third of the common stock underlying such options to vest ratably over the next three anniversaries of the date of grant, starting on January 26, 2017; and

o	29,750 RSUs, with one-third of the common stock underlying such grant to vest ratably over the next three anniversaries of the date of grant, starting on January 26, 2017; and

•	To our Chief Financial Officer:

o	options to purchase up to 21,000 shares of our common stock at an exercise price of $7.50 per share, with one-third of the common stock underlying such options to vest ratably over the next three anniversaries of the date of grant, starting on January 26, 2017; and

o	10,500 RSUs, with one-third of the common stock underlying such grant to vest ratably over the next three anniversaries of the date of grant, starting on January 26, 2017.

•	To our Chief Scientific Officer:

o	options to purchase up to 10,000 shares of our common stock at an exercise price of $7.50 per share, with one-third of the common stock underlying such options to vest ratably over the next three anniversaries of the date of grant, starting on January 26, 2017; and

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o	5,000 RSUs, with one-third of the common stock underlying such grant to vest ratably over the next three anniversaries of the date of grant, starting on January 26, 2017.

Given the volatility in the closing price of the Company’s shares of common stock, and based on advice of the Company’s compensation consultant, the Organization and Compensation Committee calculated the value of the long term incentive compensation by using the average of the high and low trading prices, instead of the closing price, of the Company’s common stock on a trailing 20-day average, or $7.93 per share.

Benefits.

Employment Agreements.  The Company entered into employment agreements with its President and Chief Executive Officer, Chief Financial Officer and Chief Scientific Officer in connection with their hiring.  These agreements provide certain benefits upon a change of control or termination without cause. See “Executive Officer and Director Compensation—Potential Payments upon Termination or Change in Control” set forth elsewhere in this Proxy Statement.

The Organization and Compensation Committee believes that reasonable severance and change-in-control benefits are necessary in order to recruit and retain qualified senior executives and are generally required by the competitive recruiting environment within our industry and the marketplace in general.  These severance benefits reflect the fact that it may be difficult for our named executive officers to find comparable employment within a short period of time, and are designed to alleviate concerns about the loss of his or her position without cause.  The Organization and Compensation Committee also believes that a change-in-control arrangement will provide security that will likely reduce the reluctance of a named executive officer to pursue a change in control transaction that could be in the best interest of our shareholders.  Our severance plan is designed to pay severance benefits to a named executive officer for a qualifying separation.

Company-Wide Benefits.   Executive officers and all full-time employees are eligible to participate in the Company’s standard benefit program, which includes health insurance, 401(k), disability and life insurance, flexible spending accounts, travel assistance, paid time off and holidays.  The Company matches employee 401(k) contributions at a rate of 100% of the first 3% of compensation contributed by participants and 50% of the next 2% of compensation contributed by participants. We do not offer any benefits to our Named Executive Officers that are not offered to our other employees.

Role of Organization and Compensation Committee and Management

Our Organization and Compensation Committee is composed exclusively of independent directors and meets regularly both with and without management present. The Organization and Compensation Committee annually sets Named Executive Officer base salaries, establishes annual incentive compensation pay for performance objectives based on both individual and company goals, makes actual awards of annual incentive compensation based on attainment of these goals and other factors the Organization and Compensation Committee deems appropriate, and considers awards of long-term equity compensation. In connection with its review and determination, the Organization and Compensation Committee considers the input of the Chairman of our Board of Directors, who conducts a detailed review of the performance of our President and Chief Executive Officer based on the Chairman’s substantial and meaningful experience in ownership and management of pharmaceutical and life science companies.  Our Chairman also presents his recommendation to the Organization and Compensation Committee for any change in base salary or other compensation components for our President and Chief Executive Officer.  The Organization and Compensation Committee also seeks input from the President and Chief Executive Officer, particularly related to the establishment and measurement of corporate and individual objectives and recommendations related to overall employee compensation matters.

Our President and Chief Executive Officer reviews the performance of, and proposes salary increases for, all managers who report to him, including the other Named Executive Officers. Any increases are generally based upon the individual’s performance during the previous year in addition to the Company’s performance as it relates to the key objectives established at the beginning of the year.  The Organization and Compensation Committee reviews and approves the reasonableness of any proposed compensation for the Named Executive Officers. In conducting its review and making its determinations, the Organization and Compensation Committee reviews a history of base salary, cash incentive bonus targets and payouts and equity awards, prepared by the Company’s Human Resources Department (“HR”).  During the year, our President and Chief Executive Officer may not change the base salary of the managers who report to him without the prior approval of our Organization and Compensation Committee.

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Our HR evaluates compensation levels and composition and fashions competitive pay packages on a company-wide basis.  HR also works with the President and Chief Executive Officer in planning for recruitment and retention of employees.

Compensation Consultants

The Organization and Compensation Committee has maintained a structured approach to compensation for our Named Executive Officers and, beginning in 2014, retained the Hay Group as its own independent compensation consultant to provide the Organization and Compensation Committee with support, advice and recommendations. In 2015, our compensation consultant worked with the Organization and Compensation Committee in comparing our executive compensation with pertinent market data taken from published salary surveys reflecting a broad range of entities, both within and outside our own specialty pharmaceutical industry. The study also included publicly reported data from the following selected peer group: Aceto Corporation; Amphastar Pharmaceuticals, Inc.; ANI Pharmaceuticals, Inc.; Antares Pharmaceuticals, Inc.; Cambrex Corporation; DepoMed Inc.; Flamel Technologies SA; Insys Pharmaceuticals, Inc.; Intellipharmaceutics International, Inc.; Lannett Company, Inc.; Sagent Pharmaceuticals, Inc.; Sciclone Pharmaceuticals, Inc.; and Tetraphase Pharmaceuticals, Inc. The Organization and Compensation Committee reviewed these surveys and information in order to obtain a general understanding of current compensation practices and trends for specific positions held as opposed to solely focusing on the Named Executive Officers.  This analysis was reviewed in order to confirm the appropriate data, measures and comparisons.

With respect to establishing the overall compensation of the President and Chief Executive Officer and Chief Financial Officer, we gathered, analyzed and evaluated the compensation mix provided by our peer group, while keeping in mind the other factors set forth in the Organization and Compensation Committee’s charter.  We do not select a specific target or benchmark our Named Executive Officers’ compensation at a certain level or percentage based on other companies’ compensation arrangements. Based on our review of these sources, we determined that prior to 2014, our total compensation and cash compensation for our Named Executive Officers fell significantly below the aggregated 50th percentile of the named executive officers of our peer group. Our goal over the past two years has been to structure our compensation in a manner where the compensation would be competitive in the market place, with a long term focus for our Named Executive Officers’ compensation structure based on their Long Term Incentive Awards.

The Organization and Compensation Committee has analyzed whether the work of our compensation consultant, the Hay Group, has raised any conflict of interest, taking into consideration the following factors: (i) the provision of other services to the Company by the Hay Group; (ii) the policies and procedures of the Hay Group that are designed to prevent conflicts of interest; (iii) any business or personal relationship of the Hay Group or the individual compensation advisors employed by the Hay Group with our President and Chief Executive Officer; (iv) any business or personal relationship of the individual compensation advisors with any member of the Organization and Compensation Committee; and (v) any stock of the Company owned by the Hay Group or the individual compensation advisors employed by the Hay Group. The Organization and Compensation Committee has determined, based on its analysis of the above factors, that the work of the Hay Group and the individual compensation advisors employed by the Hay Group as compensation consultants to the Company has not created any conflict of interest.

Other Considerations.

Tax Considerations.  It has been and continues to be our intent that all non-equity incentive payments be deductible unless maintaining such deductibility would undermine our ability to meet our primary compensation objectives or is otherwise not in our best interest. At this time, essentially all compensation (except certain equity incentives) paid to the Named Executive Officers is deductible under Section 162(m) of the Internal Revenue Code of 1986, as amended.  We also regularly analyze the tax effects of various forms of compensation and the potential for excise taxes to be imposed on the executive officers, which might have the effect of frustrating the purposes of such compensation.

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Accounting Treatment Considerations.  We are especially attuned to the impact of Accounting Standards Codification (“ASC”) Topic 718, Stock Compensation, with respect to the grant and vesting of equity compensation awards.  Prior to the granting of such awards, we analyze the short and longer-term effects of any particular award on our budget for the year of grant and anticipated financial impact in future years.  This information is taken into account in determining the type and vesting parameters for equity-based compensation awards.

Timing of Equity Grants and Equity Grant Practices.  The Organization and Compensation Committee recommends to the Board of Directors equity compensation to all of the Named Executive Officers and all other Company employees.  All awards are made based on the closing price of our stock on the date of the approved award.  In addition, awards may be made to new employees upon their joining the Company, and to employees who are promoted during the year.  The timing of such awards depends on those specific circumstances and is not tied to any other particular company event, anticipated events or announcements.

COMPENSATION COMMITTEE REPORT

The Organization and Compensation Committee of our Board of Directors has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K, which appears elsewhere in this proxy statement, with our management. Based on this review and discussion, the Organization and Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in our proxy statement.

Members of the Teligent, Inc. Organization and Compensation Committee

Narendra Borkar
James C. Gale
John Celentano
Carole S. Ben-Maimon, M.D.

RISKS RELATED TO COMPENSATION PRACTICES AND POLICIES

Consistent with SEC disclosure requirements, we have assessed the Company’s compensation policies, practices and awards and have concluded that our compensation policies, practices and awards do not create risks that are reasonably likely to have a material adverse effect on the Company. Our management assessed the Company’s compensation and benefits programs to determine if the programs’ provisions and operations create undesired or unintentional risk of a material nature. We do not have any programs where a participant may be able to directly affect variability or timing of a payout. Rather, our compensation programs include a combination of fixed base salaries, cash bonuses, long-term incentive awards and employee retirement plans that are generally uniform in design and operation throughout the Company and with all levels of employees.

Based on the foregoing, we believe that our compensation policies, practices and awards do not create risks that are likely to have a material adverse effect on the Company as a whole. We also believe that our incentive compensation arrangements provide incentives that do not encourage risk-taking beyond the organization’s ability to effectively identify and manage significant risks, are compatible with our effective internal controls and our risk management practices, and are supported by the oversight and administration of the Compensation Committee with regard to executive compensation programs.

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EXECUTIVE OFFICER AND DIRECTOR COMPENSATION

Summary Compensation Table

The following table shows the total compensation paid or accrued during the last three fiscal years ended December 31, 2015, 2014 and 2013 to our Chief Executive Officer, our Chief Financial Officer and our Chief Scientific Officer.

Name and Principal Position	Year	Salary ($)		Bonus ($)		Stock Awards ($)(1)	Option Awards ($)(1)	All Other Compensation ($)		Total ($)
Jason Grenfell-	2015	425,000	(2)	203,788		866,938	898,689	29,775	(3)	2,424,190
Gardner,	2014	361,846	(4)	351,750	(5)	—	—	32,899	(6)	746,495
President and	2013	315,000		250,298		929,500	22,994	27,490	(7)	1,545,282
Chief Executive
Officer
Jenniffer Collins,	2015	250,000	(2)	75,000		336,105	363,515	25,567	(8)	1,050,186
Chief Financial	2014	226,572	(4)	104,714	(9)	—	—	25,363	(10)	356,649
Officer	2013	212,100		49,075		—	—	26,258	(11)	287,433
Stephen	2015	75,000	(2)	22,913		185,500	677,899	2,323	(12)	1,188,635
Richardson,
Chief Scientific Officer

(1)	These amounts represent the aggregate grant date fair value for stock awards for fiscal years 2013, 2014 and 2015, respectively, computed in accordance with FASB ASC Topic 718. A discussion of the assumptions used in determining grant date fair value may be found in Note 12 to our Financial Statements, included in our Annual Report on Form 10-K for the year ended December 31, 2015.

(2)	Although Mr. Richardson’s annual base salary is $300,000, during the fiscal year ended December 31, 2015, he received $75,000 in total base salary due to the commencement of his employment on October 5, 2015.

(3)	Includes $17,493 relating to premiums for medical and dental insurance paid for by the Company, $1,682 in premiums paid for by the Company for a life insurance policy to benefit Mr. Grenfell-Gardner with a face amount of $280,000, and $10,600 of matching contributions made under the Company’s 401(k) plan.

(4)	Although Mr. Grenfell-Gardner’s annual base salary for 2014 was $350,000, during the fiscal year ended December 31, 2014, he received $361,846 in total base salary due to the inclusion of an additional payroll period during the 2014 calendar year. Although Ms. Collins’ annual base salary for 2014 was $218,463, during the fiscal year ended December 31, 2014, she received $226,572 in total base salary due to the inclusion of an additional payroll period during the 2014 calendar year.

(5)	Includes receipt of a one-time performance bonus of $75,000 in March 2014.

(6)	Includes $17,547 relating to premiums for medical and dental insurance paid for by the Company, $1,336 in premiums paid for by the Company for a life insurance policy to benefit Mr. Grenfell-Gardner with a face amount of $280,000, and $14,016 of matching contributions made under the Company’s 401(k) plan.

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(7)	Includes $17,915 relating to premiums for medical and dental insurance paid for by the Company, $1,336 in premiums paid for by the Company for a life insurance policy to benefit Mr. Grenfell-Gardner with a face amount of $280,000, and $8,239 of matching contributions made under the Company’s 401(k) plan.

(8)	Includes $23,885 relating to premiums for medical and dental insurance paid for by the Company and $1,682 in premiums paid for by the Company for a life insurance policy to benefit Ms. Collins with a face amount of $280,000.

(9)	Includes receipt of a one-time performance bonus of $30,000 in March 2014.

(10)	Includes $24,027 relating to premiums for medical and dental insurance paid for by the Company and $1,336 in premiums paid for by the Company for a life insurance policy to benefit Ms. Collins with a face amount of $280,000.

(11)	Includes $24,923 relating to premiums for medical and dental insurance paid for by the Company and $1,336 in premiums paid for by the Company for a life insurance policy to benefit Ms. Collins with a face amount of $280,000.

(12)	Includes $15 relating to premiums for medical and dental insurance paid for by the Company and $2,308 of matching contributions made under the Company’s 401(k) plan.

2015 Fiscal Year Grants of Plan-Based Awards

Name	Grant date	All other stock awards: Number of shares of stock or units (#)	All other option awards: Number of securities underlying options (#)	Exercise or base price of option awards ($/Share)	Grant date fair value of stock and option awards ($)
Jason Grenfell-Gardner, President and Chief Executive Officer	2/11/15	-	180,000	10.67	727,029
	2/11/15	60,000	-	-	640,200
	2/11/15	-	42,500	10.67	171,660
	2/11/15	21,250	-	-	226,738
Jenniffer Collins, Chief Financial Officer	2/11/15	-	75,000	10.67	302,929
	2/11/15	24,000	-	-	256,080
	2/11/15	-	15,000	10.67	60,586
	2/11/15	7,500	-	-	80,025
Stephen Richardson, Chief Scientific Officer	10/5/15	-	200,000	7.42	677,899
	10/5/15	-	25,000	-	185,500

Make Whole Equity Incentive Grants. On February 11, 2015, because our Named Executive Officers had not received any equity grants since joining Teligent (aside from equity grants pursuant to their employment agreements), the Organization and Compensation Committee decided to issue a one-time, make whole equity grant to each of our Named Executive Officers as follows:

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•	To our President and Chief Executive Officer:

o	options to purchase up to 180,000 shares of our common stock at an exercise price of $10.67 per share, with one-third of the common stock underlying such options to vest ratably over the next three anniversaries of the date of grant, starting on February 11, 2016; and

o	60,000 RSUs, with one-third of the common stock underlying such grant to vest ratably over the next three anniversaries of the date of grant, starting on February 11, 2016. Each RSU represents the right to receive one share of our common stock; and

•	To our Chief Financial Officer:

o	options to purchase up to 75,000 shares of our common stock at an exercise price of $10.67 per share, with one-third of the common stock underlying such options to vest ratably over the next three anniversaries of the date of grant, starting on February 11, 2016; and

o	24,000 RSUs, with one-third of the common stock underlying such grant to vest ratably over the next three anniversaries of the date of grant, starting on February 11, 2016. Each RSU represents the right to receive one share of our common stock.

Annual Equity Incentive Program for Management. On February 11, 2015, the Organization and Compensation Committee instituted an annual equity incentive program for our Named Executive Officers pursuant to which we would issue, in the sole discretion of our Organization and Compensation Committee, to our (i) President and Chief Executive Officer, an annual equity grant of options to purchase shares of our common stock and/or RSUs, in an amount equal to 100% of his annual base salary, and (ii) Chief Financial Officer, an annual equity grant of options to purchase shares of our common stock and/or RSUs, in an amount equal to 60% of her annual base salary. The equity grants would be made pursuant to our 2009 Plan and, if granted, would be subject to a three-year vesting schedule. The allocation of different securities within each annual equity grant shall be determined by the Organization and Compensation Committee in its sole discretion. The first such annual equity grants were approved on February 11, 2015, and were as follows:

•	To our President and Chief Executive Officer:

o	options to purchase up to 42,500 shares of our common stock at an exercise price of $10.67 per share, with one-third of the common stock underlying such options to vest ratably over the next three anniversaries of the date of grant, starting on February 11, 2016; and

o	21,250 RSUs, with one-third of the common stock underlying such grant to vest ratably over the next three anniversaries of the date of grant, starting on February 11, 2016; and

•	To our Chief Financial Officer:

o	options to purchase up to 15,000 shares of our common stock at an exercise price of $10.67 per share, with one-third of the common stock underlying such options to vest ratably over the next three anniversaries of the date of grant, starting on February 11, 2016; and

o	7,500 RSUs, with one-third of the common stock underlying such grant to vest ratably over the next three anniversaries of the date of grant, starting on February 11, 2016.

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Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table

Employment Agreements with Executive Officers

President and Chief Executive Officer. Jason Grenfell-Gardner joined Teligent as our President and Chief Executive Officer and entered into an employment agreement, effective July 30, 2012 (the “CEO Employment Agreement”). Under the CEO Employment Agreement, Mr. Grenfell-Gardner is entitled to an annual base salary of $315,000, which was increased in accordance with terms of the CEO Employment Agreement to $425,000 for the fiscal year ended 2015. Mr. Grenfell-Gardner is also eligible to receive an annual performance bonus for each calendar year during the term of his employment, which may be payable in either cash, stock options and/or restricted stock, provided Mr. Grenfell-Gardner is employed on December 31 of such fiscal year. Mr. Grenfell-Gardner’s target annual performance bonus will be equal to 70% of his base salary then-in effect for the applicable fiscal year. The amount of any such annual performance bonus shall be determined by the Organization and Compensation Committee of the Board of Directors in their discretion, with reference to Mr. Grenfell-Gardner’s fulfillment of performance goals established by the Organization and Compensation Committee of our Board of Directors.

In connection with the entry into the CEO Employment Agreement, Mr. Grenfell-Gardner received (i) 325,000 shares of restricted stock (the “Restricted Stock Award”), which are now fully vested, (ii) an option to purchase 975,000 shares of the Company’s common stock at an exercise price of $1.02 per share (the “Primary Option”), which is now fully vested and (iii) a supplemental option to purchase 50,000 shares of the Company’s common stock (the “Supplemental Option”), which is now fully vested: options to purchase 25,000 shares of the Company’s common stock at an exercise price of $1.02 per share were issued on July 30, 2012, and are now fully vested; options to purchase 25,000 shares of the Company’s common stock at an exercise price of $2.89 were issued on December 30, 2013, and are now fully vested. The Restricted Stock Award and the Primary Option are subject to and governed by the terms of the 2009 Plan and a restricted stock award agreement and stock option award agreement, respectively. The Supplemental Option is subject to and governed by the terms of the 2009 Plan and stock option award agreements. In addition, any options or restricted stock that remain unvested immediately prior to a change in control, as defined below, will immediately vest, provided that Mr. Grenfell-Gardner remains in continuous service with the Company through the consummation of that change in control.

Either party may terminate Mr. Grenfell-Gardner’s employment at any time, provided that Mr. Grenfell-Gardner shall provide 30 days’ written notice to the Company of any such termination.

Mr. Grenfell-Gardner is also subject to certain restrictive covenants as set forth in the CEO Employment Agreement, including confidentiality, non-solicitation and non-competition covenants. Mr. Grenfell-Gardner also agrees to assign certain intellectual property to the Company. Mr. Grenfell-Gardner is also entitled to participate in certain of the Company’s benefit programs on the same terms and conditions generally provided by the Company to its executive employees.

Chief Financial Officer. Jenniffer Collins joined Teligent as our Chief Financial Officer pursuant to an employment agreement, effective July 21, 2011 (the “CFO Employment Agreement”). Under the CFO Employment Agreement, Ms. Collins receives an annual base salary of $210,000, which was increased in accordance with terms of the CFO Employment Agreement to $250,000 for the fiscal year ended 2015. Ms. Collins is also eligible to receive an annual performance bonus for each calendar year during the term of her employment, which may be payable in either cash, stock options and/or restricted stock, provided Ms. Collins is employed on December 31 of such fiscal year. Ms. Collins’ target annual performance bonus was equal to 30% of her base salary then-in effect for the applicable fiscal year and was increased to 40% starting as of the fiscal year ending December 31, 2016. The amount of any such annual performance bonus shall be determined by the Organization and Compensation Committee of the Board of Directors in their discretion, with reference to Ms. Collins’ fulfillment of performance goals established by the Board of Directors or any committee with respect to the applicable fiscal year.

In connection with entering into the CFO Employment Agreement, Ms. Collins received an option to purchase 225,000 shares of the Company’s common stock at an exercise price of $1.04 per share. The option is subject to and governed by the terms of the 2009 Plan and a stock option award agreement, and is now fully vested. In addition, any options or restricted stock that remain unvested immediately prior to a change in control, as defined below, will immediately vest, provided that Ms. Collins remains in continuous service with the Company through the consummation of that change in control.

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Either party may terminate Ms. Collins’ employment at any time, provided that Ms. Collins shall provide 30 days’ written notice to the Company of any such termination.

Ms. Collins is also subject to certain restrictive covenants as set forth in the CFO Employment Agreement, including confidentiality, non-solicitation and non-competition covenants. Ms. Collins also agrees to assign certain intellectual property to the Company. Ms. Collins is also entitled to participate in certain of the Company’s benefit programs on the same terms and conditions generally provided by the Company to its executive employees.

Chief Scientific Officer. Stephen Richardson joined Teligent as our Chief Scientific Officer pursuant to an employment agreement, effective October 5, 2015 (the “CSO Employment Agreement”). Under the CSO Employment Agreement, Mr. Richardson receives an annual base salary of $300,000. Mr. Richardson is also eligible to receive an annual performance bonus for each calendar year during the term of his employment, which may be payable in either cash, stock options and/or restricted stock, provided Mr. Richardson is employed on December 31 of such fiscal year. Mr. Richardson’s target annual performance bonus will be equal to 40% of his base salary then in effect for the applicable fiscal year. The amount of any such annual performance bonus shall be determined by the Organization and Compensation Committee of the Board of Directors in their discretion, with reference to Mr. Richardson’s fulfillment of performance goals established by the Board of Directors or any committee with respect to the applicable fiscal year.

In connection with entering into the CSO Employment Agreement, Mr. Richardson received an option to purchase 200,000 shares of the Company’s common stock at an exercise price of $7.42 per share. The option is subject to and governed by the terms of the 2009 Plan and a stock option award agreement, with one-third of the common stock underlying such options to vest ratably over the next three anniversaries of the date of grant, starting on October 5, 2016. Mr. Richardson also received 25,000 RSUs, with one-third of the common stock underlying such grant to vest ratably over the next three anniversaries of the date of grant, starting on October 5, 2016. In addition, any options or restricted stock that remain unvested immediately prior to a change in control, as defined below, will immediately vest, provided that Mr. Richardson remains in continuous service with the Company through the consummation of that change in control.

Either party may terminate Mr. Richardson’s employment at any time, provided that Mr. Richardson shall provide 30 days’ written notice to the Company of any such termination.

Mr. Richardson is also subject to certain restrictive covenants as set forth in the CSO Employment Agreement, including confidentiality, non-solicitation and non-competition covenants. Mr. Richardson also agrees to assign certain intellectual property to the Company. Mr. Richardson is also entitled to participate in certain of the Company’s benefit programs on the same terms and conditions generally provided by the Company to its executive employees.

Outstanding Equity Awards at 2015 Fiscal Year-End

The following table shows grants of stock options and grants of unvested stock awards outstanding on the last day of the fiscal year ended December 31, 2015 to each of the executive officers named in the Summary Compensation Table.

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	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock That Have Not Vested ($)

Jason	975,000	–	1.02	7/30/22	–	–
Grenfell-
Gardner,	25,000	–	1.02	7/30/22	–	–
President and
Chief	25,000	–	2.89	12/30/23	8,334	74,173
Executive
Officer	-	180,000	10.67	2/11/25	120,000	1,068,000

	-	42,500	10.67	2/11/25	28,334	252,173

Jenniffer	225,000	–	1.04	12/22/21	–	–
Collins,
Chief	-	75,000	10.67	2/11/25	50,000	445,000
Financial
Officer	-	15,000	10.67	2/11/25	10,000	89,000

Stephen	–	200,000	7.42	10/5/25	200,000	1,780,000
Richardson,
Chief	-
Scientific
Officer

(1)	Mr. Grenfell-Gardner’s grants of (i) options to purchase up to 180,000, (ii) options to purchase up to 42,500 shares of common stock, (iii) 60,000 RSUs and (iv) 21,250 RSUs, each vest over a three-year period in three equal installments beginning on February 11, 2016. Ms. Collins’ grants of (i) options to purchase up to 75,000 shares of common stock, (ii) options up to 15,000 shares of common stock, (iii) 24,000 RSUs and (iv) 7,5000 RSUs, each vest over a three-year period in three equal installments beginning on February 11, 2016. Mr. Richardson’s grants of (i) options to purchase up to 200,000 shares of common stock and (ii) 25,000 RSUs vest over a three-year period in three equal installments beginning on October 5, 2016.

(2)	The market value of the stock awards is determined by multiplying the number of shares by $8.90, the closing price of our common stock on the NASDAQ Global Select Market on December 31, 2015, the last day of our fiscal year.

Option Exercises and Stock Vested in 2015

The following table shows information regarding exercises of options to purchase our common stock and vesting of stock awards held by each executive officer named in the Summary Compensation Table during the fiscal year ended December 31, 2015.

No executive officer exercised an option to purchase our common stock during the fiscal year ended December 31, 2015.

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	Stock Awards
Name	Number of Shares Acquired on Vesting (#)		Value Realized on Vesting ($)
Jason Grenfell-Gardner,	133,334	(1)	1,211,422
President and Chief Executive Officer
Jenniffer Collins,	7,500	(2)	80,025
Chief Financial Officer
Stephen Richardson,	–		–
Chief Scientific Officer

(1)	108,334 shares vested on July 30, 2015, and 25,000 shares vested on February 11, 2015, and the value realized is calculated by multiplying the number of vested shares by the closing price of our common stock on the NASDAQ Global Select Market on the applicable vesting date.

(2)	7,500 shares vested on February 11, 2015, and the value realized is calculated by multiplying the number of vested shares by the closing price of our common stock on the NASDAQ Global Select Market on the applicable vesting date.

Pension Benefits

We do not have any qualified or non-qualified defined benefit plans.

Nonqualified Deferred Compensation

We do not have any nonqualified defined contribution plans or other deferred compensation plan.

Potential Payments upon Termination or Change in Control

Set forth below is a description of the potential payments we would need to make upon termination of any of our named executive officers’ employment or upon a change in control of the Company. Any such payments are conditioned upon such executive’s execution and delivery to the Company, within 60 days following cessation of employment, of a general release of claims.

Termination by us without cause. If the executive’s employment is terminated by the Company without cause (as defined below), we are required to pay (i) their unpaid base salary through the effective date of termination and any reimbursable business expenses; (ii) the executive’s base salary as then in effect for a period of six months following termination of employment; and (iii) the executive’s annual performance bonus that would otherwise have been payable to the executive for the year in which the termination occurs, prorated as of the date of termination. Further, to the extent then unvested, upon such termination, a pro-rata portion of the executive’s options and restricted stock will become vested. However, any such payment obligations shall immediately terminate upon a judicial determination that the executive has breached certain confidentiality, non-solicitation, non-competition and/or conflict of interest provisions under their respective employment agreements.

Termination for any other reason. If the executive’s employment is terminated by the Company other than without cause (as defined below), including, but limited to, termination for cause, as a result of the executive’s death or disability, or as a result of the executive’s resignation, we are required to pay their unpaid base salary through the effective date of termination.

Payments upon a Change in Control. The employment agreements of Mr. Grenfell-Gardner, Ms. Collins and Mr. Richardson provide that, in the event of a “change in control,” provided they remain in continuous service with the Company through the consummation of such change in control, all unvested options and restricted stock awarded to them will immediately vest.

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“Cause,” for purposes of each of the employment agreements, includes (i) commission of a willful and material act of dishonesty in the course of the executive’s duties under their respective employment agreements, (ii) conviction by a court of competent jurisdiction of a crime constituting a felony or conviction in respect of any act involving fraud, dishonesty or moral turpitude, (iii) the executive’s performance under the influence of controlled substances, or continued habitual intoxication, during working hours, after the Company shall have provided written notice to the executive and given the executive 30 days within which to commence rehabilitation with respect thereto, and the executive shall have failed to commence such rehabilitation or continued to perform under the influence after such rehabilitation, (iv) frequent or extended, and unjustifiable (not as a result of incapacity or disability) absenteeism, which shall not have been cured within 30 days after the Company’s written notice of breach and its intention to terminate the executive’s employment in accordance with the provisions of his or her employment agreement, (v) the executive’s personal, willful and continuing misconduct or refusal to perform his or her duties and responsibilities, or to carry out directives of the Board of Directors, which, if capable of being cured, shall not have been cured within 60 days after the Company’s written notice of breach and its intention to terminate the executive’s employment in accordance with the provision of his or her employment agreement or (vi) material non-compliance with the terms of his or her respective employment agreement, including, but not limited to, any breach of certain confidentiality, non-solicitation, non-competition and conflict of interest provisions thereunder.

A “change in control,” for purposes of each of the employment agreements, includes (a) any “person,” as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (other than (i) an individual or entity holding securities of the Company as of the date hereof which represent 3% or more of the outstanding voting power of the all securities on matters to be generally voted upon by the Company's stockholders, (ii) Jane Hager, Edward Hager, Steve Morris, Frank Gerardi or any of their respective affiliates, any entity of which any of the foregoing are trustees, or trusts established for their benefit, (iii) the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, (iv) Signet Healthcare Partners, its affiliates or any of its affiliated funds, or (v) any corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportion as their ownership of stock of the Company) is or becomes the owner, directly or indirectly, of outstanding securities of the Company representing 60% or more of the combined voting power of the Company's then outstanding securities; (b) the consummation of a merger or consolidation of the Company with any other corporation, other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 40% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (ii) a merger or consolidation effected to implement a re-capitalization of the Company (or similar transaction) or a reincorporation of the Company into another jurisdiction; or (c) a sale of all or substantially all of the assets of the Company.

Director Compensation

In 2009, our Board of Directors unanimously adopted a non-employee director compensation program, which remained in effect through December 31, 2015 and provides as follows:

•	on January 2nd of each year (or at the time of his or her appointment), each non-employee director shall be granted options to purchase 15,000 shares of our common stock under our 1999 Director Plan;

•	on January 2nd of each year, each of the Chairman of the Board of Directors, the Audit Committee and the Organization and Compensation Committee shall be granted options to purchase an additional 20,000, 20,000 and 15,000 shares of our common stock under our 1999 Director Plan, respectively; and

•	an annual cash retainer of $25,000, which is payable on a quarterly basis.

In addition, at the time of his or her appointment, each newly elected director shall be granted options to purchase an additional 15,000 shares of our common stock under our 2009 Plan.

All of such options are granted at an exercise price equal to the closing price of our common stock reported by the NASDAQ Stock Market on the date of grant and vest fully on the first anniversary of the date of grant.

Effective January 1, 2016, after consultation with its compensation consultant, our Board of Directors unanimously revised the non-employee director compensation program. Under the Company’s new non-executive director compensation policy, each non-executive director of the Board of Directors shall receive the following compensation:

•	an annual cash retainer of $25,000;

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•	an annual grant of options to purchase 20,000 shares of common stock;

•	each member of the Audit Committee receives an annual cash retainer equal to $10,000, and the Chairman of the Audit Committee receives an additional cash retainer equal to $10,000;

•	each member of the Organization and Compensation Committee receives an annual cash retainer equal to $7,500, and the Chairman of the Organization and Compensation Committee receives an additional cash retainer equal to $7,500; and

•	each member of the Nominating and Corporate Committee receives an annual cash retainer equal to $5,000, and the Chairman of the Nominating and Corporate Committee receives an additional cash retainer equal to $5,000.

In addition, at the time of his or her appointment, each newly elected director shall be granted options to purchase 20,000 shares of our common stock under our 1999 Director Plan and shall receive payment of the applicable cash retainers, pro-rated for the duration of service during the year in which he or she has been appointed.

The following table shows the total compensation paid or accrued during the fiscal year ended December 31, 2015 to each of our non-employee directors. Directors who are employed by us are not compensated for their service on our Board of Directors. Mr. Grenfell-Gardner, who served as our President and Chief Executive Officer during the year ended December 31, 2015, and continues to serve in that capacity, does not receive additional compensation for his service as a director and, therefore, is not included in the Director Compensation table below. All compensation paid to Mr. Grenfell-Gardner is reported in the Summary Compensation Table included under “Executive Officer and Director Compensation.”

Name	Fees Earned or Paid in Cash ($)	Option Awards(1)(2) ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	Total ($)

James. C. Gale	25,000	120,006	—	145,006

Narendra N. Borkar	25,000	102,863	—	127,863

Bhaskar Chaudhuri	25,000	85,719	—	110,719

Steven Koehler	25,000	120,006	—	145,006

John Celentano	19,792	96,550	—	116,342

Carole S. Ben-Maimon, M.D.(3)	0	0	0	0

(1)	These amounts represent the aggregate grant date fair value of options granted to each director in 2015 computed in accordance with FASB ASC Topic 718. A discussion of the assumptions used in determining the grant date fair value can be found in Note 12 to our Financial Statements, included in our Annual Report on Form 10-K for the year ended December 31, 2015, which, for Messrs. Gale, Borkar, Chaudhuri and Koehler was $3.43 per share and for Mr. Celentano was $3.22 per share.

(2)	Mr. Gale agreed to defer payment of his fees until the Company becomes profitable.

(3)	Dr. Ben-Maimon was not appointed to our Board of Directors until 2016.

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EQUITY COMPENSATION PLAN INFORMATION

The following table provides certain aggregate information with respect to all of the Company’s equity compensation plans in effect as of December 31, 2015.

	(a)	(b)	(c)
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights ($)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))(2)
Equity compensation plans approved by security holders(1)	3,592,734	4.36	639,404

Equity compensation plans not approved by security holders	–	–	–
Total(1)	3,592,734	4.36	639,404

(1)	These plans consist of the 1999 Stock Incentive Plan, as amended, the 1999 Director Plan and the 2009 Plan.

(2)	Includes information with respect to the 1999 Director Plan and the 2009 Plan. As of December 31, 2015, we had 267,984 shares available for issuance pursuant to the 1999 Director Plan and 371,420 shares available for issuance pursuant to the 2009 Plan.

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REPORT OF AUDIT COMMITTEE

The Audit Committee of the Board of Directors, which consists entirely of directors who meet the independence and experience requirements of NASDAQ, has furnished the following report:

The Audit Committee assists the Board of Directors in overseeing and monitoring the integrity of our financial reporting process, compliance with legal and regulatory requirements and the quality of internal and external audit processes. This committee’s role and responsibilities are set forth in our charter adopted by the Board of Directors, which is available on our website at www.teligent.com. This committee reviews and reassesses our charter annually and recommends any changes to the Board of Directors for approval. The Audit Committee is responsible for overseeing our overall financial reporting process, and for the appointment, compensation, retention and oversight of the work of EisnerAmper LLP. In fulfilling its responsibilities for the financial statements for fiscal year December 31, 2015, the Audit Committee took the following actions:

•	Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2015 with management and EisnerAmper LLP, our independent registered public accounting firm;

•	Discussed with EisnerAmper LLP the matters required to be discussed in accordance with Auditing Standard No. 16 - Communications with Audit Committees; and

•	Received written disclosures and the letter from EisnerAmper LLP regarding its independence as required by applicable requirements of the Public Company Accounting Oversight Board regarding EisnerAmper LLP communications with the Audit Committee and further discussed with EisnerAmper LLP their independence. The Audit Committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the committee determined appropriate.

Based on the Audit Committee’s review of the audited financial statements and discussions with management and EisnerAmper LLP, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2015 for filing with the SEC.

Members of the Teligent, Inc. Audit Committee

Steven Koehler (Chair)
Bhaskar Chaudhuri
John Celentano

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SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors, executive officers and beneficial owners of more than 10% of our common stock to file with the SEC initial reports of ownership and reports of changes in the ownership of our common stock and other equity securities. Such persons are required to furnish us copies of all Section 16(a) filings.

To our knowledge, based solely upon a review of Forms 3, 4 and 5 furnished to us, we believe that the directors, executive officers, and greater than ten percent beneficial owners have complied with all applicable filing requirements with respect to the fiscal year ended December 31, 2015, with the exception of Forms 5 which were not filed on a timely basis with respect to one transaction on behalf of the following individuals: James C. Gale, Narendra Borkar, Bhaskar Chaudhuri and Steven Koehler, and with the exception of a Form 4 which was not filed on a timely basis with respect to one transaction on behalf of Narendra Borkar.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Other than the compensation agreements and other arrangements which are described in the “Executive Officer and Director Compensation” section of this proxy statement, during our last fiscal year, there has not been, and there is not currently proposed, any transaction or series of similar transactions to which we were or will be a party in which the amount involved exceeded $120,000 and in which any of our directors, nominees for director, executive officers, holders of more than five percent of any class of our voting securities or any member of the immediate family of the foregoing persons had or will have a direct or indirect material interest.

Policies and Procedures Regarding Review, Approval, or Ratification of Related Person Transactions

The Audit Committee is responsible for reviewing and approving in advance the terms and conditions of all related person transactions. In carrying out its responsibilities, the Audit Committee reviews and considers information regarding the related person transaction as it deems appropriate under the circumstances, which may include information such as the related person’s interest in the transaction, the approximate dollar value involved in the transaction, whether the transaction was undertaken in the ordinary course of business, whether the terms of the transaction are no less favorable to us than terms that could have been reached with an unrelated third party and the purpose of, and the potential benefits to us of, the transaction. The Audit Committee may approve or ratify the transaction only if it determines that, under all of the circumstances, the transaction is not inconsistent with our best interests.

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ELECTION OF DIRECTORS

(Notice Item 1)

On April 5, 2016, the Board of Directors nominated Jason Grenfell-Gardner, Narendra N. Borkar, Bhaskar Chaudhuri, Steven Koehler, James C. Gale, John Celentano and Carole S. Ben-Maimon, M.D., for election at the annual meeting. If they are elected, they will serve on our Board of Directors until the 2017 Annual Meeting of Stockholders and until their respective successors have been elected and qualified, or until his or her earlier resignation or removal.

Unless authority to vote for any of these nominees is withheld, the shares represented by the enclosed proxy will be voted FOR the election as directors of Jason Grenfell-Gardner, Narendra N. Borkar, Bhaskar Chaudhuri, Steven Koehler, James C. Gale, John Celentano and Carole S. Ben-Maimon, M.D. In the event that any of the nominees become unable or unwilling to serve, the shares represented by the enclosed proxy will be voted for the election of such other person as the Board of Directors may recommend in that nominee’s place. We have no reason to believe that any nominee will be unable or unwilling to serve as a director.

A plurality of the shares voted for each nominee at the meeting is required to elect each nominee as a director.

The Board Of Directors Recommends The Election Of JASON GRENFELL-GARDNER, NARENDRA N. BORKAR, BHASKAR CHAUDHURI, STEVEN KOEHLER, JAMES C. GALE, JOHN CELENTANO AND CAROLE S. BEN-MAIMON, M.D., As Directors, And Proxies Solicited By The Board OF DIRECTORS Will Be Voted In Favor Thereof Unless A Stockholder Has Indicated Otherwise On The Proxy.

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APPROVAL OF THE TELIGENT, INC. 2016 EQUITY INCENTIVE PLAN

(Notice Item 2)

General

We are requesting that you vote to approve the Teligent, Inc. 2016 Equity Incentive Plan (the “2016 Plan”). On April 5, 2016, our Board of Directors approved the adoption of the 2016 Plan, effective upon approval by our stockholders at the annual meeting. Upon stockholder approval of the 2016 Plan, our 1999 Director Plan and our 2009 Equity Incentive Plan will be terminated, such that no further grants may be made under each such plan, although the terms of the respective plans shall continue to govern the terms of all outstanding grants made thereunder. As of April 4, 2016, options and restricted stock units to purchase 3,609,602 shares of common stock were outstanding under the 2009 Equity Incentive Plan and options to purchase 630,000 shares of common stock were outstanding under the 1999 Director Plan.

The 2016 Plan will allow for the issuance of up to (i) 2,000,000 shares of our common stock and (ii) any shares of our common stock that are represented by awards granted under our 1999 Director Plan and 2009 Equity Incentive Plan that are forfeited, expire or are cancelled without delivery of shares of common stock or which result in the forfeiture of shares of common stock back to the Company on or after May 25, 2016, or the equivalent of such number of shares after the administrator of the 2016 Plan has interpreted the effect of any stock split, stock dividend, combination, recapitalization or similar transaction; provided, however, that no more than 2,500,000 shares shall be added to the 2016 Plan pursuant to subsection (ii).

The 2016 Plan is being submitted to you for approval at the annual meeting in order to ensure (i) favorable federal income tax treatment for grants of incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), and (ii) continued eligibility to receive a federal income tax deduction for certain compensation paid under the 2016 Plan by complying with Rule 162(m) of the Code. Approval by our stockholders of the 2016 Plan is also required by the Nasdaq Stock Market Listing Standards.

The 2016 Plan is structured to comply with the requirements imposed by Section 162(m) of the Code and related regulations in order to preserve, to the extent desirable, the tax deduction available to us for awards made under the 2016 Plan. Section 162(m) of the Code generally denies a public corporation a deduction for compensation in excess of $1,000,000 paid to each of its covered employees unless the compensation is exempt from the $1,000,000 limitation because it qualifies as performance-based compensation. Covered employees include the Chief Executive Officer, and the three most highly compensated officers (other than the Chief Financial Officer) whose compensation is reported to stockholders under the Exchange Act for the taxable year. We believe that it is in the best interests of us and our stockholders to structure the 2016 Plan so that we are in a position to maximize corporate deductibility of executive compensation to the extent that it may be desirable to do so. In order to qualify as performance-based compensation, the compensation paid under a plan to covered employees must be paid under pre-established objective performance goals determined and certified by a committee comprised of outside directors. In addition to other requirements for the performance-based compensation exception, stockholders must be advised of, and must approve, the material terms (or changes in material terms) of the performance goals under which compensation is to be paid. Material terms include: (i) the employees eligible to receive compensation; (ii) a description of the business criteria on which the performance goal is based; and (iii) either the maximum amount of the compensation to be paid if the performance goal is met or the formula used to calculate the amount of compensation if the performance goal is met. The 2016 Plan provisions regarding eligibility and the maximum amount of compensation that may be granted during any calendar year are described below under “Eligibility” and “Shares Available for Issuance” and the performance goals are described below under “Performance Goals.”

Our Board of Directors, the Organization and Compensation Committee and management all believe that the effective use of stock-based long-term incentive compensation is vital to our ability to achieve strong performance in the future. The 2016 Plan will maintain and enhance the key policies and practices adopted by our management, the Organization and Compensation Committee and Board of Directors to align employee and stockholder interests. In addition, our future success depends, in large part, upon our ability to maintain a competitive position in attracting, retaining and motivating key personnel. We believe that the adoption of the 2016 Plan is essential to continue to provide long-term, equity-based incentives to present and future key employees, consultants and directors. Accordingly, our Board of Directors believes approval of the 2016 Plan is in our best interests and those of our stockholders and recommends a vote “FOR” the approval of the 2016 Plan.

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The following is a brief summary of the 2016 Plan. This summary is qualified in its entirety by reference to the text of the 2016 Plan, a copy of which is attached as Appendix A-1 to this Proxy Statement.

Material Features of the 2016 Plan

Eligibility.  The 2016 Plan allows us, under the direction of our Organization and Compensation Committee, to make grants of stock options, restricted and unrestricted stock awards and other stock-based awards to employees, consultants and directors who, in the opinion of the Organization and Compensation Committee, are in a position to make a significant contribution to our long-term success. The purpose of these awards is to attract and retain key individuals, further align employee and stockholder interests, and to closely link compensation with Company performance. The 2016 Plan provides an essential component of the total compensation package, reflecting the importance that we place on aligning the interests of key individuals with those of our stockholders. All employees, directors and consultants of the Company and its affiliates are eligible to participate in the 2016 Plan. As of April 4, 2016, there were approximately 124 individuals eligible to participate. On April 4, 2016, the closing market price per share of our common stock was $5.23, as reported by The NASDAQ Stock Market.

Shares Available for Issuance.  The 2016 Plan provides for the issuance of up to 2,000,000 shares of our common stock, plus any shares of our common stock that are represented by awards granted under our 1999 Director Plan and 2009 Equity Incentive Plan that are forfeited, expire or are cancelled without delivery of shares of common stock or which result in the forfeiture of shares of common stock back to the Company on or after May 25, 2016. Generally, shares of common stock reserved for awards under the 2016 Plan that lapse or are canceled will be added back to the share reserve available for future awards. However, shares of common stock tendered in payment for an award or shares of common stock withheld for taxes will not be available again for grant. The 2016 Plan provides that no participant may receive awards for more than 1,000,000 shares of common stock in any fiscal year.

Limits on Grants to Non-Employee Directors. Under the 2016 Plan, the maximum grant-date fair value of all stock rights granted to any one non-employee director in any 12-month period is $500,000 as computed in accordance with FASB ASC Topic 718 (or any successor provision).  This limit does not apply to any stock rights or shares granted pursuant to a non-employee director’s election to receive stock rights or shares in lieu of cash retainers or other fees, to the extent such stock rights or shares have a fair value equal to the value of such cash retainers or other fees.

Performance Goals.  In order for the Company to have the ability to grant awards under the 2016 Plan that qualify as “performance-based compensation” under Section 162(m) of the Code, the 2016 Plan provides that our Organization and Compensation Committee may require that the vesting of certain awards be conditioned on the satisfaction of performance criteria related to objectives of the Company, an affiliate of the Company or a division or strategic business unit of the Company in which the relevant participant is employed, such as: (i) pre-tax income or after-tax income; (ii) income or earnings including operating income, earnings before or after taxes, interest, depreciation, amortization, and/or extraordinary or special items; (iii) net income excluding amortization of intangible assets, depreciation and impairment of goodwill and intangible assets and/or excluding charges attributable to the adoption of new accounting pronouncements; (iv) earnings or book value per share (basic or diluted); (v) return on assets (gross or net), return on investment, return on capital, return on invested capital or return on equity; (vi) return on revenues; (vii) cash flow, free cash flow, cash flow return on investment (discounted or otherwise), net cash provided by operations, or cash flow in excess of cost of capital; (viii) economic value created; (ix) operating margin or profit margin; (x) stock price or total stockholder return; (xi) income or earnings from continuing operations; (xii) cost targets, reductions and savings, expense management, productivity and efficiencies; (xiii) operational objectives, consisting of one or more objectives based on achieving progress in research and development programs or achieving regulatory milestones related to development and or approval of products; or (xiv) strategic business criteria, consisting of one or more objectives based on meeting specified market penetration or market share of one or more products or customers, geographical business expansion, customer satisfaction, employee satisfaction, human resources management, supervision of litigation, information technology, and goals relating to acquisitions, divestitures, joint ventures and similar transactions. As discussed above, if we determine to make awards under the 2016 Plan subject to the attainment of these performance goals, the Organization and Compensation Committee intends that compensation paid under the 2016 Plan will not be subject to the deductibility limitation imposed under Section 162(m) of the Code.

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Stock Options.  Stock options granted under the 2016 Plan may either be incentive stock options, which are intended to satisfy the requirements of Section 422 of the Code, or non-qualified stock options, which are not intended to meet those requirements. Incentive Stock Options may be granted to employees of the Company and its affiliates. Non-qualified options may be granted to employees, directors and consultants of the Company and its affiliates. The exercise price of a stock option may not be less than 100% of the fair market value of our common stock on the date of grant. If an incentive stock option is granted to an individual who owns more than 10% of the combined voting power of all classes of our capital stock, the exercise price may not be less than 110% of the fair market value of our common stock on the date of grant and the term of the incentive stock option may not be longer than five years.

Award agreements for stock options include rules for exercise of the stock options after termination of service. Options may not be exercised unless they are vested, and no option may be exercised after the end of the term set forth in the award agreement. Generally, stock options will be exercisable for three months after termination of service for any reason other than death or total and permanent disability, and for twelve months after termination of service on account of death or total and permanent disability.

Restricted Stock.  Restricted stock is common stock that is subject to restrictions, including a prohibition against transfer and a substantial risk of forfeiture, until the end of a “restricted period” during which the grantee must satisfy certain vesting conditions. If the grantee does not satisfy the vesting conditions by the end of the restricted period, the restricted stock is forfeited.

During the restricted period, the holder of restricted stock has the rights and privileges of a regular stockholder, except that the restrictions set forth in the applicable award agreement apply. For example, the holder of restricted stock may vote and receive dividends on the restricted shares; but he or she may not sell the shares until the restrictions are lifted.

Other Stock-Based Awards.  The 2016 Plan also authorizes the grant of other types of stock-based compensation including, but not limited to, phantom stock awards, stock appreciation rights and stock unit awards. Our Organization and Compensation Committee may award such stock-based awards subject to such conditions and restrictions as it may determine; however, each stock appreciation right shall have an exercise price which shall not be less than the fair market value of our common stock on the date of grant. These conditions and restrictions may include continued employment with us through a specified restricted period.

Plan Administration.   In accordance with the terms of the 2016 Plan, our Board of Directors has authorized our Organization and Compensation Committee to administer the 2016 Plan. The Organization and Compensation Committee may delegate part of its authority and powers under the 2016 Plan to one or more of our directors and/or officers, but only the Organization and Compensation Committee can make awards to participants who are directors or executive officers of the Company. In accordance with the provisions of the 2016 Plan, our Organization and Compensation Committee determines the terms of awards, including:

•	which employees, directors and consultants will be granted awards;

•	the number of shares subject to each award;

•	the vesting provisions of each award;

•	the termination or cancellation provisions applicable to awards; and

•	all other terms and conditions upon which each award may be granted in accordance with the 2016 Plan.

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In addition, our Organization and Compensation Committee may, in its discretion, amend any term or condition of an outstanding award provided (i) such term or condition as amended is permitted by the 2016 Plan, and (ii) any such amendment shall be made only with the consent of the participant to whom such award was made, if the amendment is adverse to the participant.

Stock Dividends and Stock Splits.  If our common stock shall be subdivided or combined into a greater or smaller number of shares, or if we issue any shares of common stock as a stock dividend, the number of shares of our common stock deliverable upon exercise of an option issued or upon issuance of an award shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend.

Corporate Transactions.  Upon a merger or other reorganization event, our Board of Directors may, in its sole discretion, take any one or more of the following actions pursuant to the 2016 Plan, as to some or all outstanding awards:

•	make appropriate provision for the continuation of outstanding options or stock grants by substituting on an equitable basis for the shares then subject to such options or stock grants either the consideration payable with respect to the outstanding shares of common stock in connection with the corporate transaction or securities of any successor or acquiring entity;

•	upon written notice to the participants, provide that the outstanding options must be exercised (either (A) to the extent then exercisable or, (B) at the discretion of the plan administrator), within a specified number of days of the date of such notice, at the end of which period such options which have not been exercised shall terminate; or

•	terminate the outstanding options or stock grants in exchange for payment of an amount equal to the consideration payable upon consummation of such corporate transaction to a holder of the number of shares of common stock into which such option would have been exercisable or comprising such stock grant (either (A) to the extent then exercisable or, (B) at the discretion of the plan administrator) less the aggregate exercise price thereof.

Amendment and Termination.  The 2016 Plan may be amended by our stockholders. It may also be amended by our Board of Directors, provided that any amendment approved by our Board of Directors which is of a scope that requires stockholder approval as required by the rules of the Nasdaq Stock Market, in order to ensure favorable federal income tax treatment for any incentive stock options under Code Section 422, or for any other reason is subject to obtaining such stockholder approval. However, no such action may adversely affect any rights under any outstanding award without the holder’s consent.

Duration of Plan.   The 2016 Plan will expire by its terms on April 5, 2026.

Federal Income Tax Considerations

The material federal income tax consequences of the issuance and exercise of stock options and other awards under the 2016 Plan, based on the current provisions of the Code and regulations, are as set forth below. Changes to these laws could alter the tax consequences described below. This summary assumes that all awards granted under the 2016 Plan are exempt from or comply with, the rules under Section 409A of the Code related to nonqualified deferred compensation.

Incentive Stock Options. Incentive stock options are intended to qualify for treatment under Section 422 of the Code. An incentive stock option does not result in taxable income to the optionee or deduction to us at the time it is granted or exercised, provided that no disposition is made by the optionee of the shares acquired pursuant to the option within two years after the date of grant of the option nor within one year after the date of issuance of shares to the optionee (referred to as the “ISO Holding Period”). However, the difference between the fair market value of the shares on the date of exercise and the option price will be an item of tax preference includible in “alternative minimum taxable income” of the optionee. Upon disposition of the shares after the expiration of the ISO Holding Period, the optionee will generally recognize long term capital gain or loss based on the difference between the disposition proceeds and the option price paid for the shares. If the shares are disposed of prior to the expiration of the ISO Holding Period, the optionee generally will recognize taxable compensation, and we will have a corresponding deduction, in the year of the disposition, equal to the excess of the fair market value of the shares on the date of exercise of the option over the option price. Any additional gain realized on the disposition will normally constitute capital gain. If the amount realized upon such a disqualifying disposition is less than fair market value of the shares on the date of exercise, the amount of compensation income will be limited to the excess of the amount realized over the optionee’s adjusted basis in the shares.

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Non-Qualified Options. Options otherwise qualifying as incentive stock options, to the extent the aggregate fair market value of shares with respect to which such options are first exercisable by an individual in any calendar year exceeds $100,000, and options designated as non-qualified options will be treated as options that are not incentive stock options.

A non-qualified option ordinarily will not result in income to the optionee or deduction to us at the time of grant. The optionee will recognize compensation income at the time of exercise of such non-qualified option in an amount equal to the excess of the then value of the shares over the option price per share. Such compensation income of optionees may be subject to withholding taxes, and a deduction may then be allowable to us in an amount equal to the optionee’s compensation income.

An optionee’s initial basis in shares so acquired will be the amount paid on exercise of the non-qualified option plus the amount of any corresponding compensation income. Any gain or loss as a result of a subsequent disposition of the shares so acquired will be capital gain or loss.

Stock Grants. With respect to stock grants under the 2016 Plan that result in the issuance of shares that are either not restricted as to transferability or not subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the fair market value of shares received. Thus, deferral of the time of issuance will generally result in the deferral of the time the grantee will be liable for income taxes with respect to such issuance. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

With respect to stock grants involving the issuance of shares that are restricted as to transferability and subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the fair market value of the shares received at the first time the shares become transferable or are not subject to a substantial risk of forfeiture, whichever occurs earlier. A grantee may elect to be taxed at the time of receipt of shares rather than upon lapse of restrictions on transferability or substantial risk of forfeiture, but if the grantee subsequently forfeits such shares, the grantee would not be entitled to any tax deduction, including as a capital loss, for the value of the shares on which he or she previously paid tax. The grantee must file such election with the Internal Revenue Service within 30 days of the receipt of the shares. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

Stock Units. The grantee recognizes no income until the issuance of the shares. At that time, the grantee must generally recognize ordinary income equal to the fair market value of the shares received. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

Limitation on Our Deductions

As a result of Section 162(m) of the Code, our deduction for certain awards under the 2016 Plan may be limited to the extent that a covered employee receives compensation in excess of  $1,000,000 a year (other than for performance-based compensation that otherwise meets the requirements of Section 162(m) of the Code). If stockholders approve the 2016 Plan, certain grants under our Plan may qualify as performance-based compensation.

New Plan Benefits

The amounts of future grants under the 2016 Plan are not determinable as awards under the 2016 Plan will be granted at the sole discretion of the Organization and Compensation Committee or other delegated persons, and we cannot determine at this time either the persons who will receive awards under the 2016 Plan or the amount or types of any such awards.

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Rules Particular to Specific Countries

The terms and conditions of the 2016 Plan may be amended with respect to particular types of participants as determined by the Board of Directors by an appendix to the Plan (the “Appendix”). We may adopt one or more Appendices. Each Appendix shall be approved by the Board of Directors and as required or advisable under applicable law. The terms of an Appendix shall govern only with respect to the types of participants specified in such Appendix. In the case that the terms and conditions set forth in an Appendix conflict with any provisions of the 2016 Plan, the provisions of the Appendix shall govern with respect to participant that are subject to such Appendix, provided, however, that such Appendix shall not be construed to grant the participant rights not consistent with the terms of the 2016 Plan, unless specifically provided in such Appendix.

Required Vote

The affirmative vote of a majority of the votes cast at the annual meeting is required to approve the 2016 Plan.

Recommendation

THE BOARD OF DIRECTORS RECOMMENDS APPROVAL OF THE ADOPTION THE 2016 PLAN. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF THE 2016 PLAN UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

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INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

(Notice Item 3)

The Audit Committee has appointed EisnerAmper LLP as our independent registered public accounting firm to audit our financial statements for the fiscal year ending December 31, 2016. The Board of Directors proposes that the stockholders ratify this appointment. EisnerAmper LLP audited our financial statements for the fiscal year ended December 31, 2015. We expect that representatives of EisnerAmper LLP will be present at the annual meeting, will be able to make a statement if they so desire and will be available to respond to appropriate questions.

In deciding to appoint EisnerAmper LLP, the Audit Committee reviewed auditor independence issues and existing commercial relationships with EisnerAmper LLP and concluded that EisnerAmper LLP has no commercial relationship with the Company that would impair its independence for the fiscal year ending December 31, 2016.

The following table presents fees for professional audit services rendered by EisnerAmper LLP for the audit of the Company’s annual financial statements for the years ended December 31, 2015, and December 31, 2014, and fees billed for other services rendered by EisnerAmper LLP during those periods.

	2015	2014
Audit fees:(1)	$293,000	$273,000
Audit-related fees:	—	—
Tax fees:(2)	$—	$24,000
All other fees:
Total	$293,000	$297,000

(1)	Audit fees consisted of audit work performed in the preparation of financial statements, as well as work generally only the independent registered public accounting firm can reasonably be expected to provide, such as statutory audits.

(2)	Tax fees consist principally of assistance with matters related to Section 328 Analysis as well as tax compliance and reporting.

The percentage of services set forth above in the categories that were approved by the Audit Committee pursuant to Rule 2-01(c)(7)(i)(C) (relating to the approval of a de minimis amount of non-audit services after the fact but before completion of the audit), was 8%.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-audit Services of Independent Public Accountant

Consistent with SEC policies regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of our independent registered public accounting firm. In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm.

Prior to engagement of an independent registered public accounting firm for the next year’s audit, management will submit an aggregate of services expected to be rendered during that year for each of four categories of services to the Audit Committee for approval.

1.          Audit services include audit work performed in the preparation of financial statements, as well as work that generally only an independent registered public accounting firm can reasonably be expected to provide, including comfort letters, statutory audits and attest services and consultation regarding financial accounting and/or reporting standards.

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2.          Audit-Related services are for assurance and related services that are traditionally performed by an independent registered public accounting firm, including due diligence related to mergers and acquisitions, employee benefit plan audits and special procedures required to meet certain regulatory requirements.

3.          Tax services include all services performed by an independent registered public accounting firm’s tax personnel except those services specifically related to the audit of the financial statements, and includes fees in the areas of tax compliance, tax planning and tax advice.

4.          Other Fees are those associated with services not captured in the other categories. The Company generally does not request such services from our independent registered public accounting firm.

Prior to engagement, the Audit Committee pre-approves these services by category of service. The fees are budgeted and the Audit Committee requires our independent registered public accounting firm and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage our independent registered public accounting firm for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging our independent registered public accounting firm.

The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

In the event the stockholders do not ratify the appointment of EisnerAmper LLP as our independent registered public accounting firm, the Audit Committee will reconsider its appointment.

The affirmative vote of a majority of the shares cast affirmatively or negatively at the annual meeting is required to ratify the appointment of the independent registered public accounting firm.

The Board Of Directors Recommends A Vote To Ratify The Appointment Of EISNERAMPER LLP As Our Independent Registered Public Accounting Firm, And Proxies Solicited By The Board OF DIRECTORS Will Be Voted In Favor Of Such Ratification Unless A Stockholder Indicates Otherwise On The Proxy.

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ADVISORY VOTE ON APPROVAL OF EXECUTIVE COMPENSATION
AS DISCLOSED IN THIS PROXY STATEMENT

(Notice Item 4)

We are seeking your advisory vote as required by Section 14A of the Exchange Act on the approval of the compensation of our named executive officers as described in the Compensation Discussion and Analysis, the compensation tables and related material contained in this proxy statement. Because your vote is advisory, it will not be binding on our Organization and Compensation Committee or our Board of Directors. However, the Organization and Compensation Committee and the Board of Directors will review the voting results and take them into consideration when making future decisions regarding executive compensation. We have determined to hold an advisory vote to approve the compensation of our named executive officers annually, and the next such advisory vote will occur at the 2017 Annual Meeting of Stockholders.

Our compensation philosophy is designed to align each executive’s compensation with Teligent’s short-term and long-term performance and to provide the compensation and incentives needed to attract, motivate and retain key executives who are crucial to our long-term success. Consistent with this philosophy, a significant portion of the total compensation opportunity for each of our executives is directly related to performance factors that measure our progress against the goals of our strategic and operating plans, as well as our performance against that of our peer companies.

Stockholders are urged to read the Compensation Discussion and Analysis section of this proxy statement, which discusses how our compensation policies and procedures implement our compensation philosophy. The Organization and Compensation Committee and the Board of Directors believe that these policies and procedures are effective in implementing our compensation philosophy and in achieving its goals.

In accordance with the rules of the SEC, the following resolution, commonly known as a “say-on-pay” vote, is being submitted for a stockholder vote at the 2016 annual meeting:

“RESOLVED, that the compensation paid to the named executive officers of Teligent, Inc., as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and the related material disclosed in this proxy statement, is hereby APPROVED.”

The affirmative vote of a majority of the votes present or represented by proxy and entitled to vote at the annual meeting is required to approve, on an advisory basis, this resolution.

The Board Of Directors Recommends A Vote To Approve The Compensation Of Our Named Executive Officers, And Proxies Solicited By The Board OF DIRECTORS Will Be Voted In Favor Of Such Approval Unless A Stockholder Indicates Otherwise On The Proxy.

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CODE OF CONDUCT AND ETHICS

We have adopted a code of conduct and ethics, the Standards of Business Conduct, that applies to all of our employees, including our chief executive officer and chief financial and accounting officers. The text of the Standards of Business Conduct is posted on our website at www.teligent.com. Disclosure regarding any amendments to, or waivers from, provisions of the code of conduct and ethics that apply to our directors, principal executive and financial officers will be included in a Current Report on Form 8-K within four business days following the date of the amendment or waiver, unless website posting or the issuance of a press release of such amendments or waivers is then permitted by the rules of NASDAQ.

OTHER MATTERS

The Board of Directors knows of no other business which will be presented to the annual meeting. If any other business is properly brought before the annual meeting, proxies will be voted in accordance with the judgment of the persons named therein.

STOCKHOLDER PROPOSALS AND NOMINATIONS FOR DIRECTOR

To be considered for inclusion in the proxy statement relating to our 2016 Annual Meeting of Stockholders, we must receive stockholder proposals (other than for director nominations) no later than December 9, 2016. To be considered for presentation at the 2016 Annual Meeting, although not included in the proxy statement, proposals (including director nominations that are not requested to be included in our proxy statement) must be received no earlier than February 1, 2016 and no later than March 2, 2016, provided, however, in the event that the date of the 2017 Annual Meeting is more than 60 days before or more than 60 days after May 25, 2017, proposals must be received no earlier than the 90th day prior to the 2017 Annual Meeting Date and no longer than 60 days prior to the 2017 Annual Meeting Date or the 15th day following the day on which public announcement of the date of the 2017 Annual Meeting is first made by the Company. Proposals that are not received in a timely manner will not be voted on at the 2017 Annual Meeting. If a proposal is received on time, the proxies that management solicits for the meeting may still exercise discretionary voting authority on the proposal under circumstances consistent with the proxy rules of the SEC. All stockholder proposals should be marked for the attention of our Corporate Secretary at our corporate offices, 105 Lincoln Avenue, PO Box 687, Buena, New Jersey 08310.

Buena, New Jersey

April 8, 2016

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APPENDIX A: TELIGENT, INC. 2016 EQUITY INCENTIVE PLAN

TELIGENT, INC.

2016 EQUITY INCENTIVE PLAN

1.	DEFINITIONS.

Unless otherwise specified or unless the context otherwise requires, the following terms, as used in this Teligent, Inc. 2016 Equity Incentive Plan, have the following meanings:

a.	Administrator means the Board of Directors, unless it has delegated power to act on its behalf to the Committee, in which case the Administrator means the Committee.

b.	Affiliate means a corporation which, for purposes of Section 424 of the Code, is a parent or subsidiary of the Company, direct or indirect.

c.	Agreement means an agreement between the Company and a Participant pertaining to a Stock Right delivered pursuant to the Plan in such form as the Administrator shall approve.

d.	Board of Directors means the Board of Directors of the Company.

e.	Cause means, with respect to a Participant (a) dishonesty with respect to the Company or any Affiliate, (b) insubordination, substantial malfeasance or non-feasance of duty, (c) unauthorized disclosure of confidential information, (d) breach by a Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or similar agreement between the Participant and the Company or any Affiliate, and (e) conduct substantially prejudicial to the business of the Company or any Affiliate; provided, however, that any provision in an agreement between a Participant and the Company or an Affiliate, which contains a conflicting definition of Cause for termination and which is in effect at the time of such termination, shall supersede this definition with respect to that Participant. The determination of the Administrator as to the existence of Cause will be conclusive on the Participant and the Company.

f.	Change of Control means the occurrence of any of the following events:

1.	Ownership. Any “Person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “Beneficial Owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the total voting power represented by the Company’s then outstanding voting securities (excluding for this purpose any such voting securities held by the Company or its Affiliates or by any employee benefit plan of the Company) pursuant to a transaction or a series of related transactions which the Board of Directors does not approve; or

2.	Merger/Sale of Assets. (A) A merger or consolidation of the Company whether or not approved by the Board of Directors, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or the parent of such corporation) more than 50% of the total voting power represented by the voting securities of the Company or such surviving entity or parent of such corporation, as the case may be, outstanding immediately after such merger or consolidation; or (B) the sale or disposition by the Company of all or substantially all of the Company’s assets in a transaction requiring shareholder approval; or

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3.	Change in Board Composition. A change in the composition of the Board of Directors, as a result of which fewer than a majority of the directors are Incumbent Directors. “Incumbent Directors” shall mean directors who either (A) are directors of the Company as of May 25, 2016, or (B) are elected, or nominated for election, to the Board of Directors with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but shall not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company);

provided, that if any payment or benefit payable hereunder upon or following a Change of Control would be required to comply with the limitations of Section 409A(a)(2)(A)(v) of the Code in order to avoid an additional tax under Section 409A of the Code, such payment or benefit shall be made only if such Change in Control constitutes a change in ownership or control of the Company, or a change in ownership of the Company’s assets in accordance with Section 409A of the Code.

g.	Code means the United States Internal Revenue Code of 1986, as amended including any successor statute, regulation and guidance thereto.

h.	Committee means the committee of the Board of Directors to which the Board of Directors has delegated power to act under or pursuant to the provisions of the Plan the composition of which shall at all times satisfy the provisions of Section 162(m) of the Code.

i.	Common Stock means shares of the Company’s common stock, $0.01 par value per share.

j.	Company means Teligent, Inc., a Delaware corporation.

k.	Consultant means any natural person who is an advisor or consultant that provides bona fide services to the Company or its Affiliates, provided that such services are not in connection with the offer or sale of securities in a capital raising transaction, and do not directly or indirectly promote or maintain a market for the Company’s or its Affiliates’ securities.

l.	Disability or Disabled means permanent and total disability as defined in Section 22(e)(3) of the Code.

m.	Employee means any employee of the Company or of an Affiliate (including, without limitation, an employee who is also serving as an officer or director of the Company or of an Affiliate), designated by the Administrator to be eligible to be granted one or more Stock Rights under the Plan.

n.	Exchange Act means the Securities Exchange Act of 1934, as amended.

o.	Fair Market Value of a Share of Common Stock means:

1.	If the Common Stock is listed on a national securities exchange or traded in the over-the-counter market and sales prices are regularly reported for the Common Stock, the closing or, if not applicable, the last price of the Common Stock on the composite tape or other comparable reporting system for the trading day on the applicable date and if such applicable date is not a trading day, the last market trading day prior to such date;

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2.	If the Common Stock is not traded on a national securities exchange but is traded on the over-the-counter market, if sales prices are not regularly reported for the Common Stock for the trading day referred to in clause (1), and if bid and asked prices for the Common Stock are regularly reported, the mean between the bid and the asked price for the Common Stock at the close of trading in the over-the-counter market for the trading day on which Common Stock was traded on the applicable date and if such applicable date is not a trading day, the last market trading day prior to such date; and

3.	If the Common Stock is neither listed on a national securities exchange nor traded in the over-the-counter market, such value as the Administrator, in good faith, shall determine in compliance with applicable laws.

p.	ISO means an option intended to qualify as an incentive stock option under Section 422 of the Code.

q.	Non-Qualified Option means an option which is not intended to qualify as an ISO.

r.	Option means an ISO or Non-Qualified Option granted under the Plan.

s.	Participant means an Employee, director or Consultant of the Company or an Affiliate to whom one or more Stock Rights are granted under the Plan. As used herein, “Participant” shall include “Participant’s Survivors” where the context requires.

t.	Performance Based Award means a Stock Grant or Stock-Based Award which vests based on the attainment of written Performance Goals as set forth in Paragraph 9 hereof.

u.	Performance Goals means performance goals based on one or more of the following criteria: (i) pre-tax income or after-tax income; (ii) income or earnings including operating income, earnings before or after taxes, interest, depreciation, amortization, and/or extraordinary or special items; (iii) net income excluding amortization of intangible assets, depreciation and impairment of goodwill and intangible assets and/or excluding charges attributable to the adoption of new accounting pronouncements; (iv) earnings or book value per share (basic or diluted); (v) return on assets (gross or net), return on investment, return on capital, return on invested capital or return on equity; (vi) return on revenues; (vii) cash flow, free cash flow, cash flow return on investment (discounted or otherwise), net cash provided by operations, or cash flow in excess of cost of capital; (viii) economic value created; (ix) operating margin or profit margin; (x) stock price or total shareholder return; (xi) income or earnings from continuing operations; (xii) cost targets, reductions and savings, expense management, productivity and efficiencies; (xiii) operational objectives, consisting of one or more objectives based on achieving progress in research and development programs or achieving regulatory milestones related to development and or approval of products; and (xiv) strategic business criteria, consisting of one or more objectives based on meeting specified market penetration or market share of one or more products or customers, geographic business expansion, customer satisfaction, employee satisfaction, human resources management, supervision of litigation, information technology, and goals relating to acquisitions, divestitures, joint ventures and similar transactions. Where applicable, the Performance Goals may be expressed in terms of a relative measure against a set of identified peer group companies, attaining a specified level of the particular criterion or the attainment of a percentage increase or decrease in the particular criterion, and may be applied to one or more of the Company or an Affiliate of the Company, or a division or strategic business unit of the Company, all as determined by the Committee. The Performance Goals may include a threshold level of performance below which no Performance-Based Award will be issued or no vesting will occur, levels of performance at which Performance-Based Awards will be issued or specified vesting will occur, and a maximum level of performance above which no additional issuances will be made or at which full vesting will occur. Each of the foregoing Performance Goals shall be evaluated in an objectively determinable manner in accordance with Section 162(m) of the Code and in accordance with generally accepted accounting principles where applicable, unless otherwise specified by the Committee, and shall be subject to certification by the Committee. The Committee shall have the authority to make equitable adjustments to the Performance Goals in recognition of unusual or non-recurring events affecting the Company or any Affiliate or the financial statements of the Company or any Affiliate, in response to changes in applicable laws or regulations, or to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business or related to a change in accounting principles provided that any such change shall at all times satisfy the provisions of Section 162(m) of the Code.

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v.	Plan means this Teligent, Inc. 2016 Equity Incentive Plan.

w.	Securities Act means the Securities Act of 1933, as amended.

x.	Shares means shares of the Common Stock as to which Stock Rights have been or may be granted under the Plan or any shares of capital stock into which the Shares are changed or for which they are exchanged within the provisions of Paragraph 3 of the Plan. The Shares issued under the Plan may be authorized and unissued shares or shares held by the Company in its treasury, or both.

y.	Stock-Based Award means a grant by the Company under the Plan of an equity award or an equity based award which is not an Option or a Stock Grant, which the Committee may, in its sole discretion, structure to qualify in whole or in part as “performance-based compensation” under Section 162(m) of the Code.

z.	Stock Grant means a grant by the Company of Shares under the Plan, which the Committee may, in its sole discretion, structure to qualify in whole or in part as “performance-based compensation” under Section 162(m) of the Code.

aa.	Stock Right means a right to Shares or the value of Shares of the Company granted pursuant to the Plan — an ISO, a Non-Qualified Option, a Stock Grant or a Stock-Based Award.

bb.	Survivor means a deceased Participant’s legal representatives and/or any person or persons who acquired the Participant’s rights to a Stock Right by will or by the laws of descent and distribution.

2.	PURPOSES OF THE PLAN.

The Plan is intended to encourage ownership of Shares by Employees and directors of and certain Consultants to the Company and its Affiliates in order to attract and retain such people, to induce them to work for the benefit of the Company or of an Affiliate and to provide additional incentive for them to promote the success of the Company or of an Affiliate. The Plan provides for the granting of ISOs, Non-Qualified Options, Stock Grants and Stock-Based Awards.

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3.	SHARES SUBJECT TO THE PLAN.

(a)           (a) The number of Shares which may be issued from time to time pursuant to this Plan shall be the sum of: (i) 2,000,000 shares of Common Stock and (ii) any shares of Common Stock that are represented by awards granted under the Company’s 1999 Director Plan and 2009 Equity Incentive Plan that are forfeited, expire or are cancelled without delivery of shares of Common Stock or which result in the forfeiture of shares of Common Stock back to the Company on or after May 25, 2016, or the equivalent of such number of Shares after the Administrator, in its sole discretion, has interpreted the effect of any stock split, stock dividend, combination, recapitalization or similar transaction in accordance with Paragraph 25 of this Plan; provided, however, that no more than 2,500,000 Shares shall be added to the Plan pursuant to subsection (ii).

(b)          If an Option ceases to be “outstanding,” in whole or in part (other than by exercise), or if the Company shall reacquire (at not more than its original issuance price) any Shares issued pursuant to a Stock Grant or Stock-Based Award, or if any Stock Right expires or is forfeited, cancelled, or otherwise terminated or results in any Shares not being issued, the unissued or reacquired Shares which were subject to such Stock Right shall again be available for issuance from time to time pursuant to this Plan. Notwithstanding the foregoing, if a Stock Right is exercised, in whole or in part, by tender of Shares or if the Company or an Affiliate’s tax withholding obligation is satisfied by withholding Shares, the number of Shares deemed to have been issued under the Plan for purposes of the limitation set forth in Paragraph 3(a) above shall be the number of Shares that were subject to the Stock Right or portion thereof, and not the net number of Shares actually issued. However, in the case of ISOs, the foregoing provisions shall be subject to any limitations under the Code.

4.	ADMINISTRATION OF THE PLAN.

The Administrator of the Plan will be the Board of Directors, except to the extent the Board of Directors delegates its authority to the Committee, in which case the Committee shall be the Administrator. Notwithstanding the foregoing, the Board of Directors may not take any action that would cause any outstanding Stock Right that would otherwise qualify as performance-based compensation under Section 162(m) of the Code to fail to so qualify. Subject to the provisions of the Plan, the Administrator is authorized to:

(a)          Interpret the provisions of the Plan and all Stock Rights and to make all rules and determinations which it deems necessary or advisable for the administration of the Plan;

(b)          Determine which Employees, directors and Consultants shall be granted Stock Rights;

(c)          Determine the number of Shares for which a Stock Right or Stock Rights shall be granted, provided, however, that in no event shall Stock Rights with respect to more than 1,000,000 Shares be granted to any Participant in any fiscal year;

(d)          Specify the terms and conditions upon which a Stock Right or Stock Rights may be granted, provided however, except in the case of death, disability, retirement or Change of Control, Stock Rights shall not vest, and any right of the Company to restrict or reacquire Shares subject to a Stock Grant shall not lapse, less than one (1) year from the date of grant, provided that time-based vesting may accrue incrementally over such one-year period; and provided further that, notwithstanding the foregoing, Stock Rights may be granted to non-employee directors having time-based vesting of less than one (1) year from the date of grant so long as no more than five percent (5%) of the Shares reserved for issuance under the Plan pursuant to Paragraph 3(a) above (as adjusted under Paragraph 25 of this Plan) may be granted in the aggregate pursuant to such awards;

(e)          Determine Performance Goals no later than such time as required to ensure that a Performance-Based Award which is intended to comply with the requirements of Section 162(m) of the Code so complies;

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(f)          Amend any term or condition of any outstanding Stock Right, other than reducing the exercise price or purchase price, provided that (i) such term or condition as amended is not prohibited by the Plan; (ii) any such amendment shall not impair the rights of a Participant under any Stock Right previously granted without such Participant’s consent or in the event of death of the Participant the Participant’s Survivors; and (iii) any such amendment shall be made only after the Administrator determines whether such amendment would cause any adverse tax consequences to the Participant, including, but not limited to, the annual vesting limitation contained in Section 422(d) of the Code and described in Paragraph 6(b)(iv) below with respect to ISOs and pursuant to Section 409A of the Code;

(g)          Make any adjustments in the Performance Goals included in any Performance-Based Awards provided that such adjustments comply with the requirements of Section 162(m) of the Code; and

(h)          Adopt any sub-plans applicable to residents of any specified jurisdiction as it deems necessary or appropriate in order to comply with or take advantage of any tax or other laws applicable to the Company, any Affiliate or to Participants or to otherwise facilitate the administration of the Plan, which sub-plans may include additional restrictions or conditions applicable to Stock Rights or Shares issuable pursuant to a Stock Right;

provided, however, that all such interpretations, rules, determinations, terms and conditions shall be made and prescribed in the context of not causing any adverse tax consequences under Section 409A of the Code and preserving the tax status under Section 422 of the Code of those Options which are designated as ISOs and in accordance with Section 162(m) of the Code for all other Stock Rights to which the Committee has determined Section 162(m) is applicable. Subject to the foregoing, the interpretation and construction by the Administrator of any provisions of the Plan or of any Stock Right granted under it shall be final, unless otherwise determined by the Board of Directors, if the Administrator is the Committee. In addition, if the Administrator is the Committee, the Board of Directors may take any action under the Plan that would otherwise be the responsibility of the Committee.

To the extent permitted under applicable law, the Board of Directors or the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any portion of its responsibilities and powers to any other person selected by it. The Board of Directors or the Committee may revoke any such allocation or delegation at any time. Notwithstanding the foregoing, only the Board of Directors or the Committee shall be authorized to grant a Stock Right to any director of the Company or to any “officer” of the Company as defined by Rule 16a-1 under the Exchange Act.

5.	ELIGIBILITY FOR PARTICIPATION.

(a)          General: The Administrator will, in its sole discretion, name the Participants in the Plan; provided, however, that each Participant must be an Employee, director or Consultant of the Company or of an Affiliate at the time a Stock Right is granted. Notwithstanding the foregoing, the Administrator may authorize the grant of a Stock Right to a person not then an Employee, director or Consultant of the Company or of an Affiliate; provided, however, that the actual grant of such Stock Right shall be conditioned upon such person becoming eligible to become a Participant at or prior to the time of the execution of the Agreement evidencing such Stock Right. ISOs may be granted only to Employees who are deemed to be residents of the United States for tax purposes. Non-Qualified Options, Stock Grants and Stock-Based Awards may be granted to any Employee, director or Consultant of the Company or an Affiliate. The granting of any Stock Right to any individual shall neither entitle that individual to, nor disqualify him or her from, participation in any other grant of Stock Rights or any grant under any other benefit plan established by the Company or any Affiliate for Employees, directors or Consultants.

(b)          Grants to Non-Employee Directors:  The maximum grant-date fair value of Stock Rights granted under the Plan in any 12-month period to any one non-Employee director shall be $500,000, in each case computed in accordance with FASB ASC Topic 718 (or any successor provision).  The foregoing limit related to non-Employee directors shall not apply to any Stock Rights or Shares granted pursuant to a non-Employee director’s election to receive Stock Rights or Shares in lieu of cash retainers or other fees (to the extent such Stock Rights or Shares have a fair value equal to the value of such cash retainers or other fees).

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6.	TERMS AND CONDITIONS OF OPTIONS.

Each Option shall be set forth in writing in an Option Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Administrator may provide that Options be granted subject to such terms and conditions, consistent with the terms and conditions specifically required under this Plan, as the Administrator may deem appropriate including, without limitation, subsequent approval by the shareholders of the Company of this Plan or any amendments thereto. The Option Agreements shall be subject to at least the following terms and conditions:

(a)          Non-Qualified Options: Each Option intended to be a Non-Qualified Option shall be subject to the terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards for any such Non-Qualified Option:

(i)	Exercise Price: Each Option Agreement shall state the exercise price (per share) of the Shares covered by each Option, which exercise price shall be determined by the Administrator and shall be at least equal to the Fair Market Value per share of Common Stock on the date of grant of the Option.

(ii)	Number of Shares: Each Option Agreement shall state the number of Shares to which it pertains.

(iii)	Vesting: Each Option Agreement shall state the date or dates on which it first is exercisable and the date after which it may no longer be exercised, and may provide that the Option rights accrue or become exercisable in installments over a period of months or years, or upon the occurrence of certain performance conditions or the attainment of stated goals or events.

(iv)	Additional Conditions: Exercise of any Option may be conditioned upon the Participant’s execution of a Share purchase agreement in form satisfactory to the Administrator providing for certain protections for the Company and its other shareholders, including requirements that:

A.	The Participant’s or the Participant’s Survivors’ right to sell or transfer the Shares may be restricted; and

B.	The Participant or the Participant’s Survivors may be required to execute letters of investment intent and must also acknowledge that the Shares will bear legends noting any applicable restrictions.

(v)	Term of Option: Each Option shall terminate not more than ten years from the date of the grant or at such earlier time as the Option Agreement may provide.

(b)          ISOs: Each Option intended to be an ISO shall be issued only to an Employee who is deemed to be a resident of the United States for tax purposes, and shall be subject to the following terms and conditions, with such additional restrictions or changes as the Administrator determines are appropriate but not in conflict with Section 422 of the Code and relevant regulations and rulings of the Internal Revenue Service:

(i)	Minimum standards: The ISO shall meet the minimum standards required of Non-Qualified Options, as described in Paragraph 6(a) above, except clause (i) and (v) thereunder.

(ii)	Exercise Price: Immediately before the ISO is granted, if the Participant owns, directly or by reason of the applicable attribution rules in Section 424(d) of the Code:

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A.	10% or less of the total combined voting power of all classes of stock of the Company or an Affiliate, the exercise price per share of the Shares covered by each ISO shall not be less than 100% of the Fair Market Value per share of the Common Stock on the date of grant of the Option; or

B.	More than 10% of the total combined voting power of all classes of stock of the Company or an Affiliate, the exercise price per share of the Shares covered by each ISO shall not be less than 110% of the Fair Market Value per share of the Common Stock on the date of grant of the Option.

(iii)	Term of Option: For Participants who own:

A.	10% or less of the total combined voting power of all classes of stock of the Company or an Affiliate, each ISO shall terminate not more than ten years from the date of the grant or at such earlier time as the Option Agreement may provide; or

B.	More than 10% of the total combined voting power of all classes of stock of the Company or an Affiliate, each ISO shall terminate not more than five years from the date of the grant or at such earlier time as the Option Agreement may provide.

(iv)	Limitation on Yearly Exercise: The Option Agreements shall restrict the amount of ISOs which may become exercisable in any calendar year (under this or any other ISO plan of the Company or an Affiliate) so that the aggregate Fair Market Value (determined on the date each ISO is granted) of the stock with respect to which ISOs are exercisable for the first time by the Participant in any calendar year does not exceed $100,000.

7.	TERMS AND CONDITIONS OF STOCK GRANTS.

Each Stock Grant to a Participant shall state the principal terms in an Agreement duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Agreement shall be in a form approved by the Administrator and shall contain terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards:

(i)	Each Agreement shall state the purchase price per share, if any, of the Shares covered by each Stock Grant, which purchase price shall be determined by the Administrator but shall not be less than the minimum consideration required by the Delaware General Corporation Law, if any, on the date of the grant of the Stock Grant;

(ii)	Each Agreement shall state the number of Shares to which the Stock Grant pertains; and

(iii)	Each Agreement shall include the terms of any right of the Company to restrict or reacquire the Shares subject to the Stock Grant, including the time period or attainment of Performance Goals or such other performance criteria upon which such rights shall accrue and the purchase price therefor, if any.

8.	TERMS AND CONDITIONS OF OTHER STOCK-BASED AWARDS.

The Administrator shall have the right to grant other Stock-Based Awards based upon the Common Stock having such terms and conditions as the Administrator may determine, including, without limitation, the grant of Shares based upon certain conditions, the grant of securities convertible into Shares and the grant of stock appreciation rights, phantom stock awards or stock units. The principal terms of each Stock-Based Award shall be set forth in an Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Agreement shall be in a form approved by the Administrator and shall contain terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company. Each Agreement shall include the terms of any right of the Company including the right to terminate the Stock-Based Award without the issuance of Shares, the terms of any vesting conditions, Performance Goals or events upon which Shares shall be issued. Under no circumstances may the Agreement covering stock appreciation rights (a) have an exercise price (per share) that is less than the Fair Market Value per share of Common Stock on the date of grant or (b) expire more than ten years following the date of grant.

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The Company intends that the Plan and any Stock-Based Awards granted hereunder be exempt from the application of Section 409A of the Code or meet the requirements of paragraphs (2), (3) and (4) of subsection (a) of Section 409A of the Code, to the extent applicable, and be operated in accordance with Section 409A so that any compensation deferred under any Stock-Based Award (and applicable investment earnings) shall not be included in income under Section 409A of the Code. Any ambiguities in the Plan shall be construed to effect the intent as described in this Paragraph 8.

9.	PERFORMANCE BASED AWARDS.

Notwithstanding anything to the contrary herein, during any period when Section 162(m) of the Code is applicable to the Company and the Plan, Stock Rights granted under Paragraph 7 and Paragraph 8 may be granted by the Committee in a manner which is deductible by the Company under Section 162(m) of the Code (“Performance-Based Awards”). A Participant’s Performance-Based Award shall be determined based on the attainment of written Performance Goals, which must be objective and approved by the Committee for a performance period of between one and five years established by the Committee (I) while the outcome for that performance period is substantially uncertain and (II) no more than 90 days after the commencement of the performance period to which the Performance Goal relates or, if less, the number of days which is equal to 25% of the relevant performance period. The Committee shall determine whether, with respect to a performance period, the applicable Performance Goals have been met with respect to a given Participant and, if they have, to so certify and ascertain the amount of the applicable Performance-Based Award. No Performance-Based Awards will be issued for such performance period until such certification is made by the Committee. The number of shares issued in respect of a Performance-Based Award to a given Participant may be less than the amount determined by the applicable Performance Goal formula, at the discretion of the Committee. The number of shares issued in respect of a Performance-Based Award determined by the Committee for a performance period shall be paid to the Participant at such time as determined by the Committee in its sole discretion after the end of such performance period. Nothing in this Section shall prohibit the Company from granting Stock-Based Awards subject to performance criteria that do not comply with this Paragraph.

10.	EXERCISE OF OPTIONS AND ISSUE OF SHARES.

An Option (or any part or installment thereof) shall be exercised by giving written notice to the Company or its designee (in a form acceptable to the Administrator, which may include electronic notice), together with provision for payment of the aggregate exercise price in accordance with this Paragraph for the Shares as to which the Option is being exercised, and upon compliance with any other condition(s) set forth in the Option Agreement. Such notice shall be signed by the person exercising the Option (which signature may be provided electronically in a form acceptable to the Administrator), shall state the number of Shares with respect to which the Option is being exercised and shall contain any representation required by the Plan or the Option Agreement. Payment of the exercise price for the Shares as to which such Option is being exercised shall be made (a) in United States dollars in cash or by check; or (b) at the discretion of the Administrator, through delivery of shares of Common Stock held for at least six months (if required to avoid negative accounting treatment) having a Fair Market Value equal as of the date of the exercise to the aggregate cash exercise price for the number of Shares as to which the Option is being exercised; or (c) at the discretion of the Administrator, by having the Company retain from the Shares otherwise issuable upon exercise of the Option, a number of Shares having a Fair Market Value equal as of the date of exercise to the aggregate exercise price for the number of Shares as to which the Option is being exercised; or (d) at the discretion of the Administrator, in accordance with a cashless exercise program established with a securities brokerage firm, and approved by the Administrator; or (e) at the discretion of the Administrator, by any combination of (a), (b), (c) and (d) above or (f) at the discretion of the Administrator, by payment of such other lawful consideration as the Administrator may determine. Notwithstanding the foregoing, the Administrator shall accept only such payment on exercise of an ISO as is permitted by Section 422 of the Code.

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The Company shall then reasonably promptly deliver the Shares as to which such Option was exercised to the Participant (or to the Participant’s Survivors, as the case may be). In determining what constitutes “reasonably promptly,” it is expressly understood that the issuance and delivery of the Shares may be delayed by the Company in order to comply with any law or regulation (including, without limitation, state securities or “blue sky” laws) which requires the Company to take any action with respect to the Shares prior to their issuance. The Shares shall, upon delivery, be fully paid, non-assessable Shares.

11.	PAYMENT IN CONNECTION WITH THE ISSUANCE OF STOCK GRANTS AND STOCK-BASED AWARDS AND ISSUE OF SHARES.

Any Stock Grant or Stock-Based Award requiring payment of a purchase price for the Shares as to which such Stock Grant or Stock-Based Award is being granted shall be made (a) in United States dollars in cash or by check; or (b) at the discretion of the Administrator, through delivery of shares of Common Stock held for at least six months (if required to avoid negative accounting treatment) and having a Fair Market Value equal as of the date of payment to the purchase price of the Stock Grant or Stock-Based Award; or (c) at the discretion of the Administrator, by any combination of (a) and (b) above; or (d) at the discretion of the Administrator, by payment of such other lawful consideration as the Administrator may determine.

The Company shall when required by the applicable Agreement, reasonably promptly deliver the Shares as to which such Stock Grant or Stock-Based Award was made to the Participant (or to the Participant’s Survivors, as the case may be), subject to any escrow provision set forth in the applicable Agreement. In determining what constitutes “reasonably promptly,” it is expressly understood that the issuance and delivery of the Shares may be delayed by the Company in order to comply with any law or regulation (including, without limitation, state securities or “blue sky” laws) which requires the Company to take any action with respect to the Shares prior to their issuance.

12.	RIGHTS AS A SHAREHOLDER.

No Participant to whom a Stock Right has been granted shall have rights as a shareholder with respect to any Shares covered by such Stock Right except after due exercise of an Option or issuance of Shares as set forth in any Agreement, tender of the aggregate exercise or purchase price, if any, for the Shares being purchased and registration of the Shares in the Company’s share register in the name of the Participant.

13.	ASSIGNABILITY AND TRANSFERABILITY OF STOCK RIGHTS.

By its terms, a Stock Right granted to a Participant shall not be transferable by the Participant other than (i) by will or by the laws of descent and distribution, or (ii) as approved by the Administrator in its discretion and set forth in the applicable Agreement provided that no Stock Right may be transferred by a Participant for value. Notwithstanding the foregoing, an ISO transferred except in compliance with clause (i) above shall no longer qualify as an ISO. The designation of a beneficiary of a Stock Right by a Participant, with the prior approval of the Administrator and in such form as the Administrator shall prescribe, shall not be deemed a transfer prohibited by this Paragraph. Except as provided above during the Participant’s lifetime a Stock Right shall only be exercisable by or issued to such Participant (or his or her legal representative) and shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted transfer, assignment, pledge, hypothecation or other disposition of any Stock Right or of any rights granted thereunder contrary to the provisions of this Plan, or the levy of any attachment or similar process upon a Stock Right, shall be null and void.

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14.	EFFECT ON OPTIONS OF TERMINATION OF SERVICE OTHER THAN FOR CAUSE OR DEATH OR DISABILITY.

Except as otherwise provided in a Participant’s Option Agreement, in the event of a termination of service (whether as an Employee, director or Consultant) with the Company or an Affiliate before the Participant has exercised an Option, the following rules apply:

(i)	A Participant who ceases to be an Employee, director or Consultant of the Company or of an Affiliate (for any reason other than termination for Cause, Disability, or death for which events there are special rules in Paragraphs 15, 16, and 17, respectively), may exercise any Option granted to him or her to the extent that the Option is exercisable on the date of such termination of service, but only within such term as the Administrator has designated in a Participant’s Option Agreement.

(ii)	Except as provided in Subparagraph (iii) below, or Paragraph 16 or 17, in no event may an Option intended to be an ISO, be exercised later than three months after the Participant’s termination of employment.

(iii)	The provisions of this Paragraph, and not the provisions of Paragraph 16 or 17, shall apply to a Participant who subsequently becomes Disabled or dies after the termination of employment, director status or consultancy; provided, however, in the case of a Participant’s Disability or death within three months after the termination of employment, director status or consultancy, the Participant or the Participant’s Survivors may exercise the Option within one year after the date of the Participant’s termination of service, but in no event after the date of expiration of the term of the Option.

(iv)	Notwithstanding anything herein to the contrary, if subsequent to a Participant’s termination of employment, termination of director status or termination of consultancy, but prior to the exercise of an Option, the Administrator determines that, either prior or subsequent to the Participant’s termination, the Participant engaged in conduct which would constitute Cause, then such Participant shall forthwith cease to have any right to exercise any Option.

(v)	A Participant to whom an Option has been granted under the Plan who is absent from the Company or an Affiliate because of temporary disability (any disability other than a Disability as defined in Paragraph 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant’s employment, director status or consultancy with the Company or with an Affiliate, except as the Administrator may otherwise expressly provide; provided, however, that, for ISOs, any leave of absence granted by the Administrator of greater than ninety days, unless pursuant to a contract or statute that guarantees the right to reemployment, shall cause such ISO to become a Non-Qualified Option on the 181st day following such leave of absence.

(vi)	Except as required by law or as set forth in a Participant’s Option Agreement, Options granted under the Plan shall not be affected by any change of a Participant’s status within or among the Company and any Affiliates, so long as the Participant continues to be an Employee, director or Consultant of the Company or any Affiliate.

15.	EFFECT ON OPTIONS OF TERMINATION OF SERVICE FOR CAUSE.

Except as otherwise provided in a Participant’s Option Agreement, the following rules apply if the Participant’s service (whether as an Employee, director or Consultant) with the Company or an Affiliate is terminated for Cause prior to the time that all his or her outstanding Options have been exercised:

(i)	All outstanding and unexercised Options as of the time the Participant is notified his or her service is terminated for Cause will immediately be forfeited.

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(ii)	Cause is not limited to events which have occurred prior to a Participant’s termination of service, nor is it necessary that the Administrator’s finding of Cause occur prior to termination. If the Administrator determines, subsequent to a Participant’s termination of service but prior to the exercise of an Option, that either prior or subsequent to the Participant’s termination the Participant engaged in conduct which would constitute Cause, then the right to exercise any Option is forfeited.

16.	EFFECT ON OPTIONS OF TERMINATION OF SERVICE FOR DISABILITY.

Except as otherwise provided in a Participant’s Option Agreement:

(i)	A Participant who ceases to be an Employee, director or Consultant of the Company or of an Affiliate by reason of Disability may exercise any Option granted to such Participant to the extent that the Option has become exercisable but has not been exercised on the date of the Participant’s termination of service due to Disability;

(ii)	In the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion through the date of the Participant’s termination of service due to Disability of any additional vesting rights that would have accrued on the next vesting date had the Participant not become Disabled. The proration shall be based upon the number of days accrued in the current vesting period prior to the date of the Participant’s termination of service due to Disability;

(iii)	A Disabled Participant may exercise the Option only within the period ending one year after the date of the Participant’s termination of service due to Disability, notwithstanding that the Participant might have been able to exercise the Option as to some or all of the Shares on a later date if the Participant had not been terminated due to Disability and had continued to be an Employee, director or Consultant or, if earlier, within the originally prescribed term of the Option; and

(iv)	The Administrator shall make the determination both of whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and such Participant, in which case such procedure shall be used for such determination). If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.

17.	EFFECT ON OPTIONS OF DEATH WHILE AN EMPLOYEE, DIRECTOR OR CONSULTANT.

Except as otherwise provided in a Participant’s Option Agreement:

(i)	In the event of the death of a Participant while the Participant is an Employee, director or Consultant of the Company or of an Affiliate, such Option may be exercised by the Participant’s Survivors to the extent that the Option has become exercisable but has not been exercised on the date of death;

(ii)	In the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion through the date of death of any additional vesting rights that would have accrued on the next vesting date had the Participant not died. The proration shall be based upon the number of days accrued in the current vesting period prior to the Participant’s date of death; and

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(iii)	If the Participant’s Survivors wish to exercise the Option, they must take all necessary steps to exercise the Option within one year after the date of death of such Participant, notwithstanding that the decedent might have been able to exercise the Option as to some or all of the Shares on a later date if he or she had not died and had continued to be an Employee, director or Consultant or, if earlier, within the originally prescribed term of the Option.

18.	EFFECT OF TERMINATION OF SERVICE ON STOCK GRANTS AND STOCK-BASED AWARDS.

In the event of a termination of service (whether as an Employee, director or Consultant) with the Company or an Affiliate for any reason before the Participant has accepted a Stock Grant or a Stock-Based Award and paid the purchase price, if required, such grant shall terminate.

For purposes of this Paragraph 18 and Paragraph 19 below, a Participant to whom a Stock Grant or a Stock-Based Award has been issued under the Plan who is absent from work with the Company or with an Affiliate because of temporary disability (any disability other than a Disability as defined in Paragraph 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant’s employment, director status or consultancy with the Company or with an Affiliate, except as the Administrator may otherwise expressly provide.

In addition, for purposes of this Paragraph 18 and Paragraph 19 below, any change of employment or other service within or among the Company and any Affiliates shall not be treated as a termination of employment, director status or consultancy so long as the Participant continues to be an Employee, director or Consultant of the Company or any Affiliate.

19.	EFFECT ON STOCK GRANTS AND STOCK-BASED AWARDS OF TERMINATION OF SERVICE OTHER THAN FOR CAUSE, DEATH or DISABILITY.

Except as otherwise provided in a Participant’s Agreement, in the event of a termination of service for any reason (whether as an Employee, director or Consultant), other than termination for Cause, death or Disability for which there are special rules in Paragraphs 20, 21, and 22 below, before all forfeiture provisions or Company rights of repurchase shall have lapsed, then the Company shall have the right to cancel or repurchase that number of Shares subject to a Stock Grant or Stock-Based Award as to which the Company’s forfeiture or repurchase rights have not lapsed.

20.	EFFECT ON STOCK GRANTS AND STOCK-BASED AWARDS OF TERMINATION OF SERVICE FOR CAUSE.

Except as otherwise provided in a Participant’s Agreement, the following rules apply if the Participant’s service (whether as an Employee, director or Consultant) with the Company or an Affiliate is terminated for Cause:

(i)	All Shares subject to any Stock Grant or Stock-Based Award that remain subject to forfeiture provisions or as to which the Company shall have a repurchase right shall be immediately forfeited to the Company as of the time the Participant is notified his or her service is terminated for Cause.

(ii)	Cause is not limited to events which have occurred prior to a Participant’s termination of service, nor is it necessary that the Administrator’s finding of Cause occur prior to termination. If the Administrator determines, subsequent to a Participant’s termination of service, that either prior or subsequent to the Participant’s termination the Participant engaged in conduct which would constitute Cause, then all Shares subject to any Stock Grant or Stock-Based Award that remained subject to forfeiture provisions or as to which the Company had a repurchase right on the date of termination shall be immediately forfeited to the Company.

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21.	EFFECT ON STOCK GRANTS AND STOCK-BASED AWARDS OF TERMINATION OF SERVICE FOR DISABILITY.

Except as otherwise provided in a Participant’s Agreement, the following rules apply if a Participant ceases to be an Employee, director or Consultant of the Company or of an Affiliate by reason of Disability: to the extent the forfeiture provisions or the Company’s rights of repurchase have not lapsed on the date of Disability, they shall be exercisable; provided, however, that in the event such forfeiture provisions or rights of repurchase lapse periodically, such provisions or rights shall lapse to the extent of a pro rata portion of the Shares subject to such Stock Grant or Stock-Based Award through the date of Disability as would have lapsed had the Participant not become Disabled. The proration shall be based upon the number of days accrued prior to the date of Disability.

The Administrator shall make the determination both as to whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and such Participant, in which case such procedure shall be used for such determination). If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.

22.	EFFECT ON STOCK GRANTS AND STOCK-BASED AWARDS OF DEATH WHILE AN EMPLOYEE, DIRECTOR OR CONSULTANT.

Except as otherwise provided in a Participant’s Agreement, the following rules apply in the event of the death of a Participant while the Participant is an Employee, director or Consultant of the Company or of an Affiliate: to the extent the forfeiture provisions or the Company’s rights of repurchase have not lapsed on the date of death, they shall be exercisable; provided, however, that in the event such forfeiture provisions or rights of repurchase lapse periodically, such provisions or rights shall lapse to the extent of a pro rata portion of the Shares subject to such Stock Grant or Stock-Based Award through the date of death as would have lapsed had the Participant not died. The proration shall be based upon the number of days accrued prior to the Participant’s date of death.

23.	PURCHASE FOR INVESTMENT.

Unless the offering and sale of the Shares shall have been effectively registered under the Securities Act, the Company shall be under no obligation to issue Shares under the Plan unless and until the following conditions have been fulfilled:

(i)	The person who receives a Stock Right shall warrant to the Company, prior to the receipt of Shares, that such person is acquiring such Shares for his or her own account, for investment, and not with a view to, or for sale in connection with, the distribution of any such Shares, in which event the person acquiring such Shares shall be bound by the provisions of the following legend (or a legend in substantially similar form) which shall be endorsed upon the certificate evidencing the Shares issued pursuant to such exercise or such grant:

“The shares represented by this certificate have been taken for investment and they may not be sold or otherwise transferred by any person, including a pledgee, unless (1) either (a) a Registration Statement with respect to such shares shall be effective under the Securities Act of 1933, as amended, or (b) the Company shall have received an opinion of counsel satisfactory to it that an exemption from registration under such Act is then available, and (2) there shall have been compliance with all applicable state securities laws.”

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(ii)	At the discretion of the Administrator, the Company shall have received an opinion of its counsel that the Shares may be issued in compliance with the Securities Act without registration thereunder.

24.	DISSOLUTION OR LIQUIDATION OF THE COMPANY.

Upon the dissolution or liquidation of the Company, all Options granted under this Plan which as of such date shall not have been exercised and all Stock Grants and Stock-Based Awards which have not been accepted, to the extent required under the applicable Agreement, will terminate and become null and void; provided, however, that if the rights of a Participant or a Participant’s Survivors have not otherwise terminated and expired, the Participant or the Participant’s Survivors will have the right immediately prior to such dissolution or liquidation to exercise or accept any Stock Right to the extent that the Stock Right is exercisable or subject to acceptance as of the date immediately prior to such dissolution or liquidation. Upon the dissolution or liquidation of the Company, any outstanding Stock-Based Awards shall immediately terminate unless otherwise determined by the Administrator or specifically provided in the applicable Agreement.

25.	ADJUSTMENTS.

Upon the occurrence of any of the following events, a Participant’s rights with respect to any Stock Right granted to him or her hereunder shall be adjusted as hereinafter provided, unless otherwise specifically provided in a Participant’s Agreement.

(a)          Stock Dividends and Stock Splits. If (i) the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, or (ii) additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Common Stock, each Stock Right and the number of shares of Common Stock deliverable thereunder shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made including, in the exercise or purchase price per share, to reflect such events. The number of Shares subject to the limitations in Paragraph 3(a) and 4(c) shall also be proportionately adjusted upon the occurrence of such events and the Performance Goals applicable to outstanding Performance-Based Awards.

(b)          Corporate Transactions. If the Company is to be consolidated with or acquired by another entity in a merger, consolidation, or sale of all or substantially all of the Company’s assets other than a transaction to merely change the state of incorporation (a “Corporate Transaction”), the Administrator or the board of directors of any entity assuming the obligations of the Company hereunder (the “Successor Board”), shall, as to outstanding Options, either (i) make appropriate provision for the continuation of such Options by substituting on an equitable basis for the Shares then subject to such Options either the consideration payable with respect to the outstanding shares of Common Stock in connection with the Corporate Transaction or securities of any successor or acquiring entity; or (ii) upon written notice to the Participants, provide that such Options must be exercised (either (A) to the extent then exercisable or, (B) at the discretion of the Administrator, any such Options being made partially or fully exercisable for purposes of this Subparagraph), within a specified number of days of the date of such notice, at the end of which period such Options which have not been exercised shall terminate; or (iii) terminate such Options in exchange for payment of an amount equal to the consideration payable upon consummation of such Corporate Transaction to a holder of the number of shares of Common Stock into which such Option would have been exercisable (either (A) to the extent then exercisable or, (B) at the discretion of the Administrator, any such Options being made partially or fully exercisable for purposes of this Subparagraph) less the aggregate exercise price thereof. For purposes of determining the payments to be made pursuant to Subclause (iii) above, in the case of a Corporate Transaction the consideration for which, in whole or in part, is other than cash, the consideration other than cash shall be valued at the fair value thereof as determined in good faith by the Board of Directors.

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With respect to outstanding Stock Grants, the Administrator or the Successor Board, shall make appropriate provision for the continuation of such Stock Grants on the same terms and conditions by substituting on an equitable basis for the Shares then subject to such Stock Grants either the consideration payable with respect to the outstanding Shares of Common Stock in connection with the Corporate Transaction or securities of any successor or acquiring entity. In lieu of the foregoing, in connection with any Corporate Transaction, the Administrator may provide that, upon consummation of the Corporate Transaction, each outstanding Stock Grant shall be terminated in exchange for payment of an amount equal to the consideration payable upon consummation of such Corporate Transaction to a holder of the number of shares of Common Stock comprising such Stock Grant (to the extent such Stock Grant is no longer subject to any forfeiture or repurchase rights then in effect or, at the discretion of the Administrator, all forfeiture and repurchase rights being waived upon such Corporate Transaction).

In taking any of the actions permitted under this Paragraph 25(b), the Administrator shall not be obligated by the Plan to treat all Stock Rights, all Stock Rights held by a Participant, or all Stock Rights of the same type, identically.

(c)          Recapitalization or Reorganization. In the event of a recapitalization or reorganization of the Company other than a Corporate Transaction pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, a Participant upon exercising an Option or accepting a Stock Grant after the recapitalization or reorganization shall be entitled to receive for the price paid upon such exercise or acceptance if any, the number of replacement securities which would have been received if such Option had been exercised or Stock Grant accepted prior to such recapitalization or reorganization.

(d)          Adjustments to Stock-Based Awards. Upon the happening of any of the events described in Subparagraphs (a), (b) or (c) above, any outstanding Stock-Based Award shall be appropriately adjusted to reflect the events described in such Subparagraphs. The Administrator or the Successor Board shall determine the specific adjustments to be made under this Paragraph 25, including, but not limited to the effect of any, Corporate Transaction and Change of Control and, subject to Paragraph 4, its determination shall be conclusive.

(e)          Modification of Options. Notwithstanding the foregoing, any adjustments made pursuant to Subparagraph (a), (b) or (c) above with respect to Options shall be made only after the Administrator determines whether such adjustments would (i) constitute a “modification” of any ISOs (as that term is defined in Section 424(h) of the Code) or (ii) cause any adverse tax consequences for the holders of Options, including, but not limited to, pursuant to Section 409A of the Code. If the Administrator determines that such adjustments made with respect to Options would constitute a modification or other adverse tax consequence, it may refrain from making such adjustments, unless the holder of an Option specifically agrees in writing that such adjustment be made and such writing indicates that the holder has full knowledge of the consequences of such “modification” on his or her income tax treatment with respect to the Option. This paragraph shall not apply to the acceleration of the vesting of any ISO that would cause any portion of the ISO to violate the annual vesting limitation contained in Section 422(d) of the Code, as described in Paragraph 6(b)(iv).

(f)          Modification of Performance-Based Awards. Notwithstanding the foregoing, with respect to any Performance-Based Award that is intended to comply as “performance based compensation” under Section 162(m) of the Code, the Committee may adjust downwards, but not upwards, the number of Shares payable pursuant to a Performance-Based Award, and the Committee may not waive the achievement of the applicable Performance Goals except in the case of death or disability of the Participant.

26.	ISSUANCES OF SECURITIES.

Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Stock Rights. Except as expressly provided herein, no adjustments shall be made for dividends paid in cash or in property (including without limitation, securities) of the Company prior to any issuance of Shares pursuant to a Stock Right.

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27.	FRACTIONAL SHARES.

No fractional shares shall be issued under the Plan and the person exercising a Stock Right shall receive from the Company cash in lieu of such fractional shares equal to the Fair Market Value thereof.

28.	CONVERSION OF ISOs INTO NON-QUALIFIED OPTIONS; TERMINATION OF ISOs.

The Administrator, at the written request of any Participant, may in its discretion take such actions as may be necessary to convert such Participant’s ISOs (or any portions thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such ISOs, regardless of whether the Participant is an Employee of the Company or an Affiliate at the time of such conversion. At the time of such conversion, the Administrator (with the consent of the Participant) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Administrator in its discretion may determine, provided that such conditions shall not be inconsistent with this Plan. Nothing in the Plan shall be deemed to give any Participant the right to have such Participant’s ISOs converted into Non-Qualified Options, and no such conversion shall occur until and unless the Administrator takes appropriate action. The Administrator, with the consent of the Participant, may also terminate any portion of any ISO that has not been exercised at the time of such conversion.

29.	WITHHOLDING.

In the event that any federal, state, or local income taxes, employment taxes, Federal Insurance Contributions Act (“F.I.C.A.”) withholdings or other amounts are required by applicable law or governmental regulation to be withheld from the Participant’s salary, wages or other remuneration in connection with the issuance of a Stock Right or Shares under the Plan or for any other reason required by law, the Company may withhold from the Participant’s compensation, if any, or may require that the Participant advance in cash to the Company, or to any Affiliate of the Company which employs or employed the Participant, the statutory minimum amount of such withholdings unless a different withholding arrangement, including the use of shares of the Company’s Common Stock or a promissory note, is authorized by the Administrator (and permitted by law). For purposes hereof, the fair market value of the shares withheld for purposes of payroll withholding shall be determined in the manner set forth under the definition of Fair Market Value provided in Paragraph 1 above, as of the most recent practicable date prior to the date of exercise. If the Fair Market Value of the shares withheld is less than the amount of payroll withholdings required, the Participant may be required to advance the difference in cash to the Company or the Affiliate employer. The Administrator in its discretion may condition the exercise of an Option for less than the then Fair Market Value on the Participant’s payment of such additional withholding.

30.	NOTICE TO COMPANY OF DISQUALIFYING DISPOSITION.

Each Employee who receives an ISO must agree to notify the Company in writing immediately after the Employee makes a Disqualifying Disposition of any Shares acquired pursuant to the exercise of an ISO. A Disqualifying Disposition is defined in Section 424(c) of the Code and includes any disposition (including any sale or gift) of such Shares before the later of (a) two years after the date the Employee was granted the ISO, or (b) one year after the date the Employee acquired Shares by exercising the ISO, except as otherwise provided in Section 424(c) of the Code. If the Employee has died before such Shares are sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

31.	TERMINATION OF THE PLAN.

The Plan will terminate on April 5, 2026, the date which is ten years from the earlier of the date of its adoption by the Board of Directors and the date of its approval by the shareholders of the Company. The Plan may be terminated at an earlier date by vote of the shareholders or the Board of Directors of the Company; provided, however, that any such earlier termination shall not affect any Agreements executed prior to the effective date of such termination. Termination of the Plan shall not affect any Stock Rights theretofore granted.

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32.	AMENDMENT OF THE PLAN AND AGREEMENTS.

The Plan may be amended by the shareholders of the Company. The Plan may also be amended by the Administrator, including, without limitation, to the extent necessary to qualify any or all outstanding Stock Rights granted under the Plan or Stock Rights to be granted under the Plan for favorable federal income tax treatment as may be afforded incentive stock options under Section 422 of the Code (including deferral of taxation upon exercise), and to the extent necessary to qualify the Shares issuable under the Plan for listing on any national securities exchange or quotation in any national automated quotation system of securities dealers and in order to continue to comply with Section 162(m) of the Code; provided that any amendment approved by the Administrator which the Administrator determines is of a scope that requires shareholder approval shall be subject to obtaining such shareholder approval. Other than as set forth in Paragraph 25 of the Plan, the Administrator may not without shareholder approval reduce the exercise price of an Option or cancel any outstanding Option in exchange for a replacement option having a lower exercise price, any Stock Grant, any other Stock-Based Award or for cash. In addition, the Administrator not take any other action that is considered a direct or indirect “repricing” for purposes of the shareholder approval rules of the applicable securities exchange or inter-dealer quotation system on which the Shares are listed, including any other action that is treated as a repricing under generally accepted accounting principles. Any modification or amendment of the Plan shall not, without the consent of a Participant, adversely affect his or her rights under a Stock Right previously granted to him or her. With the consent of the Participant affected, the Administrator may amend outstanding Agreements in a manner which may be adverse to the Participant but which is not inconsistent with the Plan. In the discretion of the Administrator, outstanding Agreements may be amended by the Administrator in a manner which is not adverse to the Participant. Nothing in this Paragraph 32 shall limit the Administrator’s authority to take any action permitted pursuant to Paragraph 25.

33.	EMPLOYMENT OR OTHER RELATIONSHIP.

Nothing in this Plan or any Agreement shall be deemed to prevent the Company or an Affiliate from terminating the employment, consultancy or director status of a Participant, nor to prevent a Participant from terminating his or her own employment, consultancy or director status or to give any Participant a right to be retained in employment or other service by the Company or any Affiliate for any period of time.

34.	SECTION 409A.

If a Participant is a “specified employee” as defined in Section 409A of the Code (and as applied according to procedures of the Company and its Affiliates) as of his separation from service, to the extent any payment under this Plan or pursuant to the grant of a Stock-Based Award constitutes deferred compensation (after taking into account any applicable exemptions from Section 409A of the Code), and to the extent required by Section 409A of the Code, no payments due under this Plan or pursuant to a Stock-Based Award may be made until the earlier of: (i) the first day of the seventh month following the Participant’s separation from service, or (ii) the Participant’s date of death; provided, however, that any payments delayed during this six-month period shall be paid in the aggregate in a lump sum, without interest, on the first day of the seventh month following the Participant’s separation from service.

The Administrator shall administer the Plan with a view toward ensuring that Stock Rights under the Plan that are subject to Section 409A of the Code comply with the requirements thereof and that Options under the Plan be exempt from the requirements of Section 409A of the Code, but neither the Administrator nor any member of the Board, nor the Company nor any of its Affiliates, nor any other person acting hereunder on behalf of the Company, the Administrator or the Board shall be liable to a Participant or any Survivor by reason of the acceleration of any income, or the imposition of any additional tax or penalty, with respect to a Stock Right, whether by reason of a failure to satisfy the requirements of Section 409A of the Code or otherwise.

35.	INDEMNITY.

Neither the Board nor the Administrator, nor any members of either, nor any employees of the Company or any parent, subsidiary, or other Affiliate, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with their responsibilities with respect to this Plan, and the Company hereby agrees to indemnify the members of the Board, the members of the Committee, and the employees of the Company and its parent or subsidiaries in respect of any claim, loss, damage, or expense (including reasonable counsel fees) arising from any such act, omission, interpretation, construction or determination to the full extent permitted by law.

36.	GOVERNING LAW.

This Plan shall be construed and enforced in accordance with the law of the State of Delaware.

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APPENDIX B: ORGANIZATION AND COMPENSATION COMMITTEE CHARTER

TELIGENT, INC.

ORGANIZATION AND COMPENSATION COMMITTEE CHARTER
(As amended, effective March 29, 2016)

The Organization and Compensation Committee (the “Committee”) of the Board of Directors of Teligent, Inc. (the “Corporation”) shall consist of no fewer than two members. All members of the Committee shall be independent directors and shall satisfy the independence standards established by the NASDAQ Stock Market and the Securities and Exchange Commission, as such standards may be changed from time to time. In addition to the general independence standard required for membership on the Committee, the Board of Directors will consider all factors relevant to determining whether a director has a relationship to the Corporation which is material to that director’s ability to be independent from management in connection with the duties of a Committee member, including the source of the director’s compensation, including any consulting, advisory or other compensation fees (other than director fees), and any affiliate relationships between the director and the corporation or any of its subsidiaries.

The members of the Committee shall be appointed by the Board of Directors upon recommendation of the Nominating and Corporate Governance Committee and may be removed by the Board of Directors in its discretion.

The purpose of the Committee shall be to: (i) recommend to the Board of Directors compensation arrangements for the Chief Executive Officer and other executive officers and review their responsibilities and performance and plans for their succession; and (ii) approve compensation arrangements for and changes in other corporate officers.

In furtherance of this purpose, the Committee shall have the following goals and responsibilities:

1.	Review with appropriate representatives of the Corporation’s management: The Corporation’s organization structure and, in particular, the responsibilities and performance of executive officers and from time to time senior operations executives and the plans for their succession; and report at least annually thereon to the Board of Directors

2.	After consideration of appropriate competitive data, recommend to the Board of Directors compensation and fringe benefits (except pension generally applicable to salaried employees) for executive officers.

3.	After consideration of appropriate competitive data and any recommendation made by the Chief Executive Officer approve: (i) executive salary structure; and (ii) compensation and fringe benefits (except pensions generally applicable to salaried employees) for other corporate officers.

4.	In connection with Corporation’s annual incentive compensation program, each year: (i) review and approve the Chief Executive Officer’s goals and his/her performance against those goals; (ii) approve annual incentive compensation targets; (iii) approve an annual incentive compensation award for the Chief Executive Officer, other executive officers and other corporate officers; (iv) review the annual performance objectives of the other executive officers; and (v) review annual incentive compensation awards for senior operations executives. The Chief Executive Officer may not be present during voting or deliberations on his or her compensation.

5.	Review with appropriate officers of the Corporation: (i) changes in corporate officers; (ii) policy on matters pertaining to compensation; (iii) special benefits and perquisites; (iv) each year on a retrospective basis, compensation changes made in the prior year to determine whether policies established by the Committee have been executed as intended and are achieving the intended result; (v) each year on a retrospective basis, corporate results against corporate goals; and (vi) any other matter of concern to the Committee relating to overall corporate organization or compensation policy for the Corporation.

6.	Prepare an annual report on executive compensation for the proxy statement.

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The Committee shall be directly responsible for the appointment, compensation and oversight of the work of any compensation consultant, legal counsel and other adviser retained by the Committee. The Committee shall have sole authority to retain and terminate any consultant, counsel, expert or advisor to assist it in carrying out its duties and responsibility, as the Committee may deem appropriate in its sole discretion. The Committee shall have sole authority to approve related fees and other retention terms, and the Corporation shall provide funding for such fees and related expenses.

Before selecting any such consultant, counsel, expert or advisor, the Committee shall consider the following independence factors:

•	The provision of other services to the Corporation by the person that employs the consultant, counsel, expert or advisor (the “Employing Firm”).

•	The amount of fees received from the Corporation by the Employing Firm, as a percentage of the total revenue of the Employing Firm.

•	The policies and procedures of the Employing Firm that are designed to prevent conflicts of interest.

•	Any business or personal relationship of the Employing Firm with a member of the Committee.

•	Any business or personal relationship of the Employing Firm with an executive officer of the Corporation.

•	Any stock of the Corporation owned by the Employing Firm

The Committee shall conduct an annual performance evaluation of the Committee and the Committee shall review at least annually the adequacy of this charter and recommend any proposed changes to the Board of Directors for approval.

The Committee shall have the authority to delegate any of its responsibilities to subcommittees as the Committee may deem appropriate in its sole discretion.

The Committee shall regularly report its actions and recommendations to the Board of Directors.

Revised March 29, 2016

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TELIGENT, INC.
105 LINCOLN AVENUE
BUENA, NJ 08310

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

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VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

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VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

CONTROL # → 0000000000000000

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TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees

01 Jason Grenfell-Gardner 02 Narendra N. Borkar 03 Bhaskar Chaudhuri 04 Steven Koehler 05 James C. Gale
06 John Celentano 07 Carole S. Ben-Maimon

02 0000000000

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

0000285430_1 R1.0.1.25

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Letter to Stockholders, Notice & Proxy Statement, Annual Report on Form 10-k is/are available at www.proxyvote.com

TELIGENT, INC.
Annual Meeting of Stockholders
May 25, 2016 10:00 AM
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Jason Grenfell-Gardner and Jenniffer Collins, or either of them, as proxies, each with the power to appoint his/her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of TELIGENT, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of stockholder(s) to be held at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., 666 Third Avenue, New York, NY 10017 at 10:00 AM EDT on May 25, 2016, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

0000285430_2 R1.0.1.25